SUPPLEMENT DATED OCTOBER 1, 2003
       TO THE PROSPECTUS FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2003

INTERNATIONAL SMALLCAP ACCOUNT

 The following replaces the first paragraph in the discussion of the Main Strategies to be employed by the Account:


   "The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US. Market capitalization is defined as total current market value of a company's outstanding common stock."


LARGECAP STOCK INDEX ACCOUNT

 Effective on October 1, 2003, day-to-day portfolio management of the LargeCap Stock Index Account is performed by an investment management team at Principal Global Investors, LLC. The team is coordinated by Dirk Laschansky.


   DIRK LASCHANZKY, CFA. As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.





LV 145 S-7

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                  ACCOUNTS OF THE FUND
                                  --------------------
          BOND ACCOUNT                      LIMITED TERM BOND ACCOUNT *
          CAPITAL VALUE ACCOUNT             MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT             MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT     MIDCAP GROWTH EQUITY ACCOUNT **
          GROWTH ACCOUNT                    MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT             MONEY MARKET ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT    REAL ESTATE ACCOUNT
          LARGECAP BLEND ACCOUNT            SMALLCAP ACCOUNT
          LARGECAP GROWTH ACCOUNT **        SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT *  SMALLCAP VALUE ACCOUNT
          LARGECAP VALUE ACCOUNT






    * Available May 19, 2003
    ** Not available after May 19, 2003

This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Bond Account..........................................................6

  Capital Value Account.................................................8

  Equity Growth Account.................................................10

  Government Securities Account.........................................12

  Growth Account........................................................14

  International Account.................................................16

  International SmallCap Account........................................18

  LargeCap Blend Account................................................20


  LargeCap Growth Account (not available after May 19, 2003)............22

  LargeCap Growth Equity Account (available May 19, 2003) ...............24


  LargeCap Value Account................................................26


  Limited Term Bond Account (available May 19, 2003) ....................28


  MidCap Account........................................................30

  MidCap Growth Account.................................................32


  MidCap Growth Equity Account (not available after May 19, 2003) .......34


  MidCap Value Account..................................................36

  Money Market Account..................................................38

  Real Estate Account...................................................40

  SmallCap Account......................................................42

  SmallCap Growth Account...............................................44

  SmallCap Value Account................................................46


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................48

PRICING OF ACCOUNT SHARES...............................................53

DIVIDENDS AND DISTRIBUTIONS.............................................53

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................54
  The Manager...........................................................54

  The Sub-Advisors......................................................55

  Duties of the Manager and Sub-Advisors................................61

  Fees Paid to the Manager..............................................61


MANAGERS' COMMENTS......................................................62

GENERAL INFORMATION ABOUT AN ACCOUNT....................................79
  Eligible Purchasers...................................................79

  Shareholder Rights....................................................79

  Non-Cumulative Voting.................................................79

  Purchase of Account Shares............................................80

  Sale of Account Shares................................................80

  Restricted Transfers..................................................80

  Financial Statements..................................................80


FINANCIAL HIGHLIGHTS....................................................80

ADDITIONAL INFORMATION..................................................92

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")

  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.


MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993 "11.67
"1994"-2.90
"1995 "22.17
"1996 "2.36
"1997 "10.60
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO

The year-to-date return as of December, 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97   12.83%
                           LOWEST  Q3 '02  -15.10%

LOGO

The year-to-date return as of December, 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.


MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO


The year-to-date return as of December, 31, 2002 is -27.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this
                              time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December, 31, 2002 is 8.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this
                              time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December, 31, 2002 is -29.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of December, 31, 2002 is -16.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24
"2002"-7.63


                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHESTQ4 '99  36.59%
                               LOWEST Q3 '01 -21.49%



The year-to-date return as of December, 31, 2002 is -16.20%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December, 31, 2002 is -29.86%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December, 31, 2002 is -33.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December, 31, 2002 is -8.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December, 31, 2002 is -26.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%


The year-to-date return as of December, 31, 2002 is -32.37%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December, 31, 2002 is -9.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.


It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December, 31, 2002 is 1.42%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.


Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.



MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this
                              time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December, 31, 2002 is 7.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this
                              time period were:
                               HIGHEST  Q2 '99  26.75%
                               LOWEST   Q3 '01 -25.61%
LOGO


The year-to-date return as of December, 31, 2002 is -27.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December, 31, 2002 is -45.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:

.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this
                              time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December, 31, 2002 is -8.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.



SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Equity Growth Account may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:

.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.



NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.



SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus managed or administered approximately $122.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto





MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Equity Growth Account) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managering Director;
                                        Jeffrey Alvino, Executive
                                        Director; and Peter Dannenbaum,
                                        Executive Director.





SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           Growth                       Mary Sunderland
           International                Kurtis D. Spieler
           International SmallCap       Brian W. Pattinson
           Limited Term Bond            Kevin W. Croft
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     John F. McClain
                                        Thomas Morabito




KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Bond                       0.47%     LargeCap Value            0.35%
      Capital Value              0.60%     MidCap                    0.61%
      Equity Growth              0.75%     MidCap Growth             0.90%
      Government Securities      0.46%     MidCap Growth Equity      1.00%
      Growth                     0.60%     MidCap Value              1.05%
      International              0.85%     Money Market              0.48%
      International SmallCap     1.20%     Real Estate               0.90%
      LargeCap Blend             0.75%     SmallCap                  0.85%
      LargeCap Growth            1.10%     SmallCap Growth           1.00%
      LargeCap Growth Equity     1.00%     SmallCap Value            1.10%







The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:

.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.



BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10
"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103



LOGO


The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.




CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.


GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.



EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.


GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/ 94



In Thousands
                   Russell       Morningstar
      S&P 500    1000 Growth     Large Growth   Equity Growth
       Index       Index           Category        Account
        10          10               10              10
"1994"10.204      10.191            10.114         10.259
"1995"14.039      14.041            3.378          14.792
"1996"17.262 1    17.192             15.913        18.940
"1997"23.021      22.841             9.891         24.784
"1998"29.599 1    29.011             26.566        29.480
"1999"35.827 6    35.077             37.118        41.120
"2000"32.563      32.341             31.888        36.310
"2001"28.695 4    28.315             24.353        30.910
"2002"22.351      22.185             17.60         22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.





GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.



GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
1 Year  5 Year  10 Year  Life of Fund
8.80%   7.09%    7.23%     8.25%*

* Since inception 4/ 9/87



In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                  10                          10
"1993"   10.684             10.803                      11.007
"1994"   10.512             10.369                      10.508
"1995"   12.278             12.072                      12.512
"1996"   12.935             12.411                      2.931
"1997"   14.163             13.459                      14.274
"1998"   15.149             14.462                      15.455
"1999"   15.431             14.254                      15.41
"2000"   17.153             15.788                      17.167
"2001"   18.563             16.868                      18.473
"2002"   20.187             18.398                      20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.




GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.




INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.




INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.






LARGECAP BLEND ACCOUNT


We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.



LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO



Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.




LARGECAP VALUE ACCOUNT


Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.


On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.



MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.




MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08


LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.





MIDCAP GROWTH EQUITY ACCOUNT


The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 32.37%, underperforming the Russell Midcap Growth Index by 5.81%.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO


The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.




MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.




MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.



REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.




SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.





SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.



SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.




IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL  ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002           2001       2000       1999      1998/(F)/
                           ----           ----       ----       ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84         $13.87     $16.66      $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08           0.04      (0.04)     (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)         (3.07)     (1.89)      8.41      (0.95)
                          -----          -----      -----       ----      -----
 Total From Investment
            Operations    (1.75)         (3.03)     (1.93)      8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)            --         --         --      (0.03)
 Distributions from
  Realized Gains......       --             --      (0.86)     (0.73)        --
  ----                                              -----      -----
   Total Dividends and
         Distributions    (0.03)            --      (0.86)     (0.73)     (0.03)
  ----                    -----                     -----      -----      -----
Net Asset Value, End
 of Period............    $9.06         $10.84     $13.87     $16.66      $9.00
                          =====         ======     ======     ======      =====
Total Return..........   (16.20)%       (21.85)%   (11.50)%    93.81%    (10.37)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912        $43,674    $50,023    $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%          1.41%      1.44%      1.32%      1.34%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.32%            --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%          0.32%     (0.26)%    (0.28)%     0.24%/(e)/
 Portfolio Turnover
  Rate................     73.6%         123.8%     292.7%     241.2%      60.3%/(e)/

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000     1999/(D)/
                           ----       ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84     $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)     (2.79)    (1.51)     3.36
                          -----      -----     -----      ----
 Total From Investment
            Operations    (2.64)     (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (0.01)       --        --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.01)       --        --
 -----                               -----
Net Asset Value, End
 of Period............    $6.20      $8.84    $11.67    $13.26
                          =====      =====    ======    ======
Total Return..........   (29.86)%   (24.22)%  (11.99)%   32.47%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031    $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%      1.17%     1.20%     1.16%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(//a//)/       --       1.17%     1.25%     1.23%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%    (0.46)%   (0.66)%   (0.47)%/(c)/
 Portfolio Turnover
  Rate................     42.0%      32.1%     24.3%     39.6%/(c)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002          2001      2000/(F)/
                           ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)        (2.31)     (2.22)
                          -----         -----      -----
 Total From Investment
            Operations    (1.81)        (2.34)     (2.22)
                          -----         -----      -----
Net Asset Value, End
 of Period............    $3.63         $5.44      $7.78
                          =====         =====      =====
Total Return..........   (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%        121.2%     217.6%/(e)/

                          2002/(C)/
                          ----
LARGECAP VALUE  ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000      1999     1998/(B)/
                           ----       ----      ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26    $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09      0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60      2.17      1.72     (1.50)
                          -----       ----      ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69      2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)    (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)    (0.98)       --        --
 -----                               -----     -----
   Total Dividends and
         Distributions    (0.06)     (0.58)    (1.10)    (0.06)    (0.03)
                          -----      -----     -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37    $11.26    $10.06     $8.34
                         ======     ======    ======    ======     =====
Total Return..........    (8.86)%     6.25%    23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888   $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%     1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --      1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%     1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%    133.0%     89.7%     53.4%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          BLUE CHIP ACCOUNT *                LIMITED TERM BOND ACCOUNT **
          BOND ACCOUNT                       MICROCAP ACCOUNT *
          CAPITAL VALUE ACCOUNT              MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT **   MIDCAP GROWTH ACCOUNT
          INTERNATIONAL ACCOUNT              MIDCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT *          MONEY MARKET ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT **  SMALLCAP ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT       SMALLCAP GROWTH ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4

  Blue Chip Account (not available after May 19, 2003)..................6


  Bond Account..........................................................8

  Capital Value Account.................................................10

  Government Securities (available May 19, 2003.........................12

  International Account.................................................14


  LargeCap Growth Account (not available after May 19, 2003)............16

  LargeCap Growth Equity Account (available May 19, 2003) ...............18


  LargeCap Stock Index Account..........................................20


  Limited Term Bond Account (available May 19, 2003) ....................22


  MidCap Account........................................................24

  MidCap Growth Account.................................................26

  MidCap Value Account..................................................28

  Money Market Account..................................................30

  SmallCap Account......................................................32

  SmallCap Growth Account...............................................34


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................36

PRICING OF ACCOUNT SHARES...............................................41

DIVIDENDS AND DISTRIBUTIONS.............................................41

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................42
  The Manager...........................................................42

  The Sub-Advisors......................................................42

  Duties of the Manager and Sub-Advisors................................46

  Fees Paid to the Manager..............................................46


MANAGERS' COMMENTS......................................................47

GENERAL INFORMATION ABOUT AN ACCOUNT....................................62
  Eligible Purchasers...................................................62

  Shareholder Rights....................................................62

  Non-Cumulative Voting.................................................62

  Purchase of Account Shares............................................63

  Sale of Account Shares................................................63

  Restricted Transfers..................................................63

  Financial Statements..................................................63


FINANCIAL HIGHLIGHTS....................................................63

ADDITIONAL INFORMATION..................................................73

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Janus Capital Management LLC ("Janus")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors LLC ("Principal")
.. The Dreyfus Corporation ("Dreyfus")
.. Putnam Investment Management, LLC ("Putnam")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")

  * Principal Management Corporation, Principal, and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.



INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:

.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.



NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BLUE CHIP ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations.(those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalizations of at least $1 billion)
.. established history or earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.Up to 20% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-10.69
"2001"-17.13
"2002"-24.84                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '02   8.24%
                               LOWEST  Q3 '02  -17.40%
LOGO

The year-to-date return as of December 31, 2002 is -24.84%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT ....
                           -24.84          N/A           N/A             -14.53
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.23
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.83



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                           1     3     5      10
 BLUE CHIP ACCOUNT                      $85   $266  $463  $1,036

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:

.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and

.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:

.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.



Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this
                              time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616




CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of December 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this
                              time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:

.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.



Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%

The year-to-date return as of December 31, 2002 is -29.86%.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.



MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.



MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of December 31, 2002 is -22.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.



MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)


 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this
                              time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:

.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this
                              time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO

The year-to-date return as of December 31, 2002 is -26.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December 31, 2002 is -9.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of December 31, 2002 is 1.42%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this
                              time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.



MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this
                              time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.



SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.



FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Accounts (except Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


RISKS OF HIGH YIELD SECURITIES

The Balanced and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.



DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.



FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:

.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.



Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.



Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.



PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.



NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.


MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole

WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.




SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus managed or administered approximately $122.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto






MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.




SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.




SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Blue Chip                    Mustafa Sagun
           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           International                Kurtis D. Spieler
           LargeCap Stock Index         Robert Baur
                                        Rhonda VanderBeek
           Limited Term Bond            Kevin W. Croft
                                        Martin J. Schafer
           MidCap                       K. William Nolin
           SmallCap                     Michael L. Johnson




ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. JOHNSON, CFA . Mr. Johnson is a portfolio manager at Principal. He performs security analysis and strategy development for the firm's growth equity research effort. Mr. Johnson specializes in the capital goods, health care and technology sectors. He joined Principal in 1992. He received his MBA from Drake University and his Bachelor's degree in business administration and finance from the University of Nebraska. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for a member company of The Principal Financial Group specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined The Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Blue Chip                  0.60%     LargeCap Stock Index      0.35%
      Bond                       0.47%     MidCap                    0.61%
      Capital Value              0.60%     MidCap Growth             0.90%
      Government Securities      0.46%     MidCap Value              1.05%
      International              0.85%     Money Market              0.48%
      LargeCap Growth            1.10%     SmallCap                  0.85%
      LargeCap Growth Equity     1.00%     SmallCap Growth           1.00%




The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:

.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.


The LargeCap Growth, LargeCap Growth Equity, MidCap Growth, MidCap Value and SmallCap Growth Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

BLUE CHIP ACCOUNT


U.S. economic growth slowed somewhat toward the end of 2002 as consumer spending moderated and capital spending remained lackluster. The housing market stayed strong and 2002 is expected to be another record year. Employment has stabilized as layoff announcements have declined. The fourth quarter stock market rally buoyed business confidence and the economic recovery gained momentum during December.


GROWTH OF $10,000

Total Returns of the Account
as of Decemb er 31, 2002

 1 Year    Life of Fund
 -24.84%     -14.53%*

* Since inception 5/3/99

In Thousands

                   Morningstar
       S&P 500     Large Blend
        Index       Category       Blue Chip Account
         10           10                 10
"1999 "10.940        11.153             10.115
"2000 " 9.943        10.376              9.034
"2001 " 8.762         8.957              7.486
"2002 " 6.825         6.985              5.626

LOGO



The Blue Chip Account underperformed relative to the S&P 500 Index by 2.73% during 2002. The Account underperformed during the year due to stock selection in the telecommunication services, consumer services and financial sectors.


Over the past year we have consistently managed the Account to have a relatively low risk profile. However, low risk at the portfolio level cannot eliminate company-specific risks. Consequently, near the end of February, Principal Global Investors determined that the portfolio's risk exposure to ongoing Enron-like company-specific risk should be reduced. We lowered our active weightings, relative to the S&P 500, in each company and added more companies to diversify company level event risk.


Since the February rebalance, the Sub-Advisor has a new risk management process in its portfolios and neutralize all unintended risks such as systematic market risk. It strictly limits sector, industry, capitalization and style specific biases relative to the designated index. This risk management process generally allows for annual projected performance tracking error of 1%-2% relative to the designated index. The Portfolio is broadly diversified. Industry and sector weights are maintained within a range of +/- 1% versus the index weight, and exposure to individual stocks is maintained within 0.5% of the respective index weight. Portfolio valuation measures such as price/earnings and price/cash flow are generally below those of the market benchmark, while business fundamentals such as earnings growth and positive earnings surprises designed to be are superior to those of the market index.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF$10,0 00

Total Returns of the Account
as of Decemb er 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 9.26%   6.04%   7.23%      8.44%*

* Since inception 12/18/87


In Thousands

    Lehman Brothers     Morningstar
    Aggregate Bond   Intermediate-Term
        Index          Bond Category      Bond Account
         10                10                 10
"1993" 10.975             11.039             11.167
"1994" 10.655             10.627             10.843
"1995" 12.623             12.471             13.247
"1996" 13.081             12.883             13.560
"1997" 14.343             14.012             14.997
"1998" 15.589             15.052             16.150
"1999" 15.461             14.868             15.732
"2000" 17.259             16.273             17.017
"2001" 18.716             17.471             18.399
"2002" 20.636             18.848             20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70


In Thousands

       Russell       Morningstar
      1000 Value     Large Value
        Index          Category      Capital Value Account
         10               10                  10
"1993 "11.807            11.325              10.779
"1994 "11.573            11.233              10.832
"1995 "16.012            14.859              14.288
"1996 "19.477            17.948              17.645
"1997 "26.329            22.796              22.68
"1998 "30.444            25.782              25.76
"1999 "32.682            27.491              24.655
"2000 "34.976            28.995              25.188
"2001 "33.021            27.438              23.16
"2002 "27.896            22.247              19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
8.80%    7.09%   7.23%      8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government   Government Securities
       Bond Index          Category                   Account
          10                  10                         10
"1993"  10.684               10.803                     11.007
"1994"  10.512               10.369                     10.508
"1995"  12.278               12.072                     12.512
"1996"  12.935               12.410                     12.931
"1997"  14.163               13.459                     14.274
"1998"  15.149               14.462                     15.455
"1999"  15.431               14.254                     15.410
"2000"  17.153               15.788                     17.167
"2001"  18.563               16.868                     18.473
"2002"  20.187               18.398                     20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.




INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.

LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99


In Thousands

       Russell      Morningstar
     1000 Growth   Large Growth    LargeCap Growth
        Index        Category          Account
         10            10                10
"1999"  12.395        12.810            13.247
"2000"   9.616        11.005            11.659
"2001"   7.652         8.405             8.835
"2002"   5.519         6.074             6.197

LOGO



Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
 -33.27%     -37.09%*

* Since inception 10/24/00


In Thousands

      Russell      Morningstar
    1000 Growth   Large Growth    LargeCap Growth
      Index         Category       Equity Account
       10             10                10
"2000"8.257          8.789             7.78


"2001"6.585          6.712             5.44


"2002"4.749          4.851             3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                    Morningstar
        S&P 500     Large Blend    LargeCap Stock
         Index        Category     Index Account
          10            10              10
"1999"  10.940         11.153          10.893
"2000"   9.943         10.376           9.840
"2001"   8.762          8.957           8.649
"2002"   6.825          6.985           6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.

MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%    13.06%*

* Since inception 12/18/87


In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.




MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-26.27%      -7.13%*

* Since inception date 5/1/98




In Thousands

         Russell         Morningstar
       Midcap Growth    Mid-Cap Growth    MidCap Growth
          Index           Category           Account
           10                10                10
"1998"   10.328             10.258             9.66
"1999"   15.625             16.813            10.691
"2000"   13.791             15.653            11.557
"2001"   11.011             12.322             9.602
"2002"    7.994              8.930             7.08

LOGO


As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.




MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
 -9.96%       6.67%*

* Since inception date 5/3/ 99




In Thousands

         Russell      Morningstar
       Midcap Value  Mid-Cap Value     MidCap Value
          Index        Category          Account
           10             10               10
"1999"     9.232         10.023           11.024
"2000"    11.003         11.709           14.445
"2001"    11.260         12.458           14.072
"2002"    10.173         10.850           12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.




MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.

SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-27.33%      -5.95%*

* Since inception date 5/1/98




In Thousands

       Russell   Morningstar
        2000     Small Blend
       Index       Category      SmallCap Account
        10            10               10
"1998"  8.768         8.609            7.949
"1999" 10.632        10.174           11.413
"2000" 10.311        11.480           10.074
"2001" 10.568        12.445           10.331
"2002"  8.404        10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-45.85%      -9.16%*

* Since inception date 5/1/98




In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.



IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002      2001      2000     1999/(A)/
                          ----      ----      ----     ----
BLUE CHIP ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..   $7.59     $9.22    $10.38    $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.05      0.05      0.05      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (1.93)    (1.63)    (1.16)     0.24
                         -----     -----     -----      ----
 Total From Investment
            Operations   (1.88)    (1.58)    (1.11)     0.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)    (0.05)    (0.05)    (0.09)
                         -----     -----     -----     -----
   Total Dividends and
         Distributions   (0.05)    (0.05)    (0.05)    (0.09)
                         -----     -----     -----     -----
Net Asset Value, End
 of Period............   $5.66     $7.59     $9.22    $10.38
                         =====     =====     =====    ======
Total Return..........  (24.84)%  (17.13)%  (10.69)%    1.15%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,657    $4,732    $5,552    $6,453
 Ratio of Expenses to
  Average Net Assets..    0.83%     0.78%     0.78%     0.69%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.72%     0.64%     0.46%     1.33%/(c)/
 Portfolio Turnover
  Rate................    83.1%     71.4%     88.7%     16.2%/(c)/



/(a) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. Blue Chip Account recognized $.01 net investment income per share and incurred an unrealized gain of $.14 per share from April 15, 1999 through April 30, 1999.
/(b)    /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                            2002        2001        2000        1999        2000
                            ----        ----        ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51      $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48        0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14        1.11
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62        1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)      (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)      (0.51)
   ----                                            -----       -----       -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)      (0.76)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95      $14.51
                           =====      ======      ======      ======      ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%       9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235    $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%       0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%       1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%       33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000     1999/(D)/
                           ----       ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84     $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)     (2.79)    (1.51)     3.36
                          -----      -----     -----      ----
 Total From Investment
            Operations    (2.64)     (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (0.01)       --        --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.01)       --        --
 -----                               -----
Net Asset Value, End
 of Period............    $6.20      $8.84    $11.67    $13.26
                          =====      =====    ======    ======
Total Return..........   (29.86)%   (24.22)%  (11.99)%   32.47%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031    $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%      1.17%     1.20%     1.16%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(//a//)/       --       1.17%     1.25%     1.23%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%    (0.46)%   (0.66)%   (0.47)%/(c)/
 Portfolio Turnover
  Rate................     42.0%      32.1%     24.3%     39.6%/(c)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000     1999      1998/(D)/
                           ----       ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17      $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)      0.17       0.93    (0.11)     (1.86)
                          -----       ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)      0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.04)   (0.01)     (0.04)
  ----                    -----                 -----    -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (0.04)   (0.01)     (0.04)
  ----                    -----                 -----    -----      -----
Net Asset Value, End
 of Period............    $7.61      $9.17      $9.00    $8.07      $8.17
                          =====      =====      =====    =====      =====
Total Return..........   (16.89)%     1.89%     12.13%   (1.07)%   (18.42)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607    $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%      1.30%      1.06%    1.06%      1.38%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(//a//)/       --         --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%     (0.05)%     0.59%    0.22%      0.57%/(c)/
 Portfolio Turnover
  Rate................    138.5%     127.2%     178.8%    88.9%      55.3%/(c)/




/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000      1999/(B)/
                            ----        ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $11.68      $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --        0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.16)      (0.35)       3.12       1.24
                           -----       -----        ----       ----
 Total From Investment
            Operations     (1.16)      (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.01)         --      (0.02)
 Distributions from
  Realized Gains......     (0.04)      (0.54)      (1.66)     (0.22)
                           -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.04)      (0.55)      (1.66)     (0.24)
                           -----       -----       -----      -----
Net Asset Value, End
 of Period............    $10.48      $11.68      $12.57     $11.11
                          ======      ======      ======     ======
Total Return..........     (9.96)%     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,766     $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.04%       1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.10%         --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%       0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................      75.3%      208.8%      233.2%     154.0%/(d)/

                            2002        2001        2000       1999         1998
                            ----        ----        ----       ----         ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000      $1.000     $1.000       $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014       0.039       0.059      0.048        0.051
                           -----       -----       -----      -----        -----
 Total From Investment
            Operations     0.014       0.039       0.059      0.048        0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
   Total Dividends and
         Distributions    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
Net Asset Value, End
 of Period............    $1.000      $1.000      $1.000     $1.000       $1.000
                          ======      ======      ======     ======       ======
Total Return..........      1.42%       3.92%       6.07%      4.84%        5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455    $180,923    $114,710   $120,924      $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%       0.52%      0.52%        0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%       3.70%       5.88%      4.79%        5.06%



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                      LIMITED TERM BOND ACCOUNT **
          BOND ACCOUNT                          MICROCAP ACCOUNT *
          CAPITAL VALUE ACCOUNT                 MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT                 MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MIDCAP GROWTH EQUITY ACCOUNT *
          GROWTH ACCOUNT                        MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                 MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS        REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT *             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT        UTILITIES ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18

  International Account.................................................20

  International Emerging Markets Account................................22

  International SmallCap Account........................................24

  LargeCap Blend Account................................................26


  LargeCap Growth Account (not available after May 19, 2003) ............28

  LargeCap Growth Equity Account........................................30

  LargeCap Stock Index Account..........................................32

  LargeCap Value Account................................................34


  Limited Term Bond Account (available May 19, 2003) ....................36

  MicroCap Account (not available after May 19, 2003) ...................38

  MidCap Account........................................................40

  MidCap Growth Account.................................................42


  MidCap Growth Equity Account (not available after May 19, 2003) .......44

  MidCap Value Account..................................................46

  Money Market Account..................................................48

  Real Estate Account...................................................50

  SmallCap Account......................................................52

  SmallCap Growth Account...............................................54

  SmallCap Value Account................................................56

  Utilities Account.....................................................58


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................60

PRICING OF ACCOUNT SHARES...............................................64

DIVIDENDS AND DISTRIBUTIONS.............................................65

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................65
  The Manager...........................................................65

  The Sub-Advisors......................................................67

  Duties of the Manager and Sub-Advisors................................74

  Fees Paid to the Manager..............................................75


MANAGERS' COMMENTS......................................................76

GENERAL INFORMATION ABOUT AN ACCOUNT....................................100
  Eligible Purchasers...................................................100

  Shareholder Rights....................................................100

  Non-Cumulative Voting.................................................101

  Purchase of Account Shares............................................101

  Sale of Account Shares................................................101

  Restricted Transfers..................................................102

  Financial Statements..................................................102


FINANCIAL HIGHLIGHTS....................................................102


ADDITIONAL INFORMATION..................................................116

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO


The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%


The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%


The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term  growth of capital by investing  primarily in equity
securities   of  companies   with  value   characteristics   and  medium  market
capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The

Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally-engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this  time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.



SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus managed or administered approximately $122.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto





MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     LargeCap Value           0.75%
      Bond                           0.47%     MicroCap                 1.00%
      Capital Value                  0.60%     MidCap                   0.61%
      Equity Growth                  0.75%     MidCap Growth            0.90%
      Government Securities          0.46%     MidCap Growth Equity     1.00%
      Growth                         0.60%     MidCap Value             1.05%
      International                  0.85%     Money Market             0.48%
      International Emerging                   Real Estate
      Markets                        1.25%                              0.90%
      International SmallCap         1.20%     SmallCap                 0.85%
      LargeCap Blend                 0.75%     SmallCap Growth          1.00%
      LargeCap Growth                1.10%     SmallCap Value           1.10%
      LargeCap Growth Equity         1.00%     Utilities                0.60%

The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT


The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.26% for the full year.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO



For the year ended December 31, 2002, the Asset Allocation Account declined -12.94%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.



Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.


CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.



GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL EMERGING MARKETS ACCOUNT


The MSCI Emerging Markets Free (EMF) Index fell 7.97% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302



The International Emerging Markets Account fell 7.63% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.


There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.



INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.



LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO


Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.



LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.


MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO



As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.


MIDCAP GROWTH EQUITY ACCOUNT


The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 32.37%, underperforming the Russell Midcap Growth Index by 5.81%.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO



The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.

SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.

UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distribution /(a)/..    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/

                           2002           2001      2000     1999/(F)/
                           ----           ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84         $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)         (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)         (2.79)    (1.51)     3.36
                          -----          -----     -----      ----
 Total From Investment
            Operations    (2.64)         (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --          (0.01)       --        --
 -----                                   -----
   Total Dividends and
         Distributions       --          (0.01)       --        --
 -----                                   -----
Net Asset Value, End
 of Period............    $6.20          $8.84    $11.67    $13.26
                          =====          =====    ======    ======
Total Return..........   (29.86)%       (24.22)%  (11.99)%   32.47%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031        $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%          1.17%     1.20%     1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --           1.17%     1.25%     1.23%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%        (0.46)%   (0.66)%   (0.47)%/(e)/
 Portfolio Turnover
  Rate................     42.0%          32.1%     24.3%     39.6%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/

                           2002           2001       2000     1999      1998/(F)/
                           ----           ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17          $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01             --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)          0.17       0.93    (0.11)     (1.86)
                          -----           ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)          0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
   Total Dividends and
         Distributions    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
Net Asset Value, End
 of Period............    $7.61          $9.17      $9.00    $8.07      $8.17
                          =====          =====      =====    =====      =====
Total Return..........   (16.89)%         1.89%     12.13%   (1.07)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607        $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%          1.30%      1.06%    1.06%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --             --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%         (0.05)%     0.59%    0.22%      0.57%/(e)/
 Portfolio Turnover
  Rate................    138.5%         127.2%     178.8%    88.9%      55.3%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                                                     2002        2001        2000       1999                   1998
                                                     ----        ----        ----       ----                   ----
MIDCAP ACCOUNT
--------------
Net Asset Value, Beginning of Period...........    $32.09      $34.47      $36.90     $34.37                 $35.47
Income from Investment Operations:
 Net Investment Income (Operating Loss)........      0.30        0.24        0.10       0.12                   0.22
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (3.08)      (1.50)       4.76       4.20                   0.94
                                                    -----       -----        ----       ----                   ----
               Total From Investment Operations     (2.78)      (1.26)       4.86       4.32                   1.16
Less Dividends and Distributions:
 Dividends from Net Investment Income..........     (0.30)      (0.24)      (0.10)     (0.12)                 (0.22)
 Distributions from Realized Gains.............     (0.47)      (0.88)      (7.19)     (1.67)                 (2.04)
                                                    -----       -----       -----      -----                  -----
              Total Dividends and Distributions     (0.77)      (1.12)      (7.29)     (1.79)                 (2.26)
                                                    -----       -----       -----      -----                  -----
Net Asset Value, End of Period.................    $28.54      $32.09      $34.47     $36.90                 $34.37
                                                   ======      ======      ======     ======                 ======
Total Return...................................     (8.75)%     (3.71)%     14.59%     13.04%                  3.69%
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......  $248,986    $278,707    $286,681   $262,350               $259,470
 Ratio of Expenses to Average Net Assets.......      0.62%       0.62%       0.62%      0.61%                  0.62%
 Ratio of Gross Expenses to Average Net Assets
  /(a)/ .......................................      0.62%         --          --         --                     --
 Ratio of Net Investment Income to Average Net
  Assets.......................................      0.98%       0.77%       0.28%      0.32%                  0.63%
 Portfolio Turnover Rate.......................      67.9%       73.6%      139.6%      79.6%                  26.9%

                                                     2002        2001        2000       1999                  1998/(C)/
                                                     ----        ----        ----       ----                  ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value, Beginning of Period...........     $8.49      $10.46      $10.66      $9.65                  $9.94
Income from Investment Operations:
 Net Investment Income (Operating Loss)........     (0.04)      (0.05)       0.02       0.02                  (0.01)
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     (2.19)      (1.68)       0.77       1.01                  (0.28)
                                                    -----       -----        ----       ----                  -----
               Total From Investment Operations     (2.23)      (1.73)       0.79       1.03                  (0.29)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........        --          --       (0.02)     (0.02)                    --
 Distributions from Realized Gains.............        --       (0.24)      (0.97)        --             --
   ----                                                         -----       -----
              Total Dividends and Distributions        --       (0.24)      (0.99)     (0.02)                    --
   ----                                                         -----       -----      -----
Net Asset Value, End of Period.................     $6.26       $8.49      $10.46     $10.66                  $9.65
                                                    =====       =====      ======     ======                  =====
Total Return...................................    (26.27)%    (16.92)%      8.10%     10.67%                 (3.40)%/(d)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......   $21,934     $27,838     $25,924    $14,264                 $8,534
 Ratio of Expenses to Average Net Assets.......      0.91%       0.97%       0.96%      0.96%                  1.27%/(e)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................      0.92%         --        1.01%      1.09%                    --
 Ratio of Net Investment Income to Average Net
  Assets.......................................     (0.55)%     (0.66)%      0.27%      0.26%                 (0.14)%/(e)/
 Portfolio Turnover Rate.......................      43.1%       55.2%      161.9%      74.1%                  91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%         -       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      LARGECAP VALUE ACCOUNT
          BOND ACCOUNT                          LIMITED TERM BOND ACCOUNT **
          CAPITAL VALUE ACCOUNT                 MICROCAP ACCOUNT *
          EQUITY GROWTH ACCOUNT                 MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MIDCAP GROWTH ACCOUNT
          GROWTH ACCOUNT                        MIDCAP GROWTH EQUITY ACCOUNT *
          HIGH YIELD ACCOUNT *                  MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                 MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS        REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT                SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT *             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT **     UTILITIES ACCOUNT






    * Not available after May 19, 2003
    ** Available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18


  High Yield Account (not available after May 19, 2003) .................20

  International Account Account .........................................22

  International Emerging Markets Account................................24

  International SmallCap Account........................................26

  LargeCap Blend Account................................................28


  LargeCap Growth Account (not available after May 19, 2003) ............30

  LargeCap Growth Equity Account (available May 19, 2003) ...............32

  LargeCap Stock Index Account..........................................34


  LargeCap Value Account ................................................36

  Limited Term Bond Account (available May 19, 2003) ....................38

  MicroCap Account (not available after May 19, 2003) ...................40

  MidCap Account ........................................................42

  MidCap Growth Account .................................................44


  MidCap Growth Equity Account (not available after May 19, 2003) .......46

  MidCap Value Account..................................................48

  Money Market Account..................................................50

  Real Estate Account...................................................52

  SmallCap Account......................................................54

  SmallCap Growth Account...............................................56

  SmallCap Value Account................................................58

  Utilities Account.....................................................60


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................62

PRICING OF ACCOUNT SHARES...............................................67

DIVIDENDS AND DISTRIBUTIONS.............................................67

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................68
  The Manager...........................................................68

  The Sub-Advisors......................................................69

  Duties of the Manager and Sub-Advisors................................76

  Fees Paid to the Manager..............................................77


MANAGERS' COMMENTS......................................................78

GENERAL INFORMATION ABOUT AN ACCOUNT....................................103
  Eligible Purchasers...................................................103

  Shareholder Rights....................................................103

  Non-Cumulative Voting.................................................103

  Purchase of Account Shares............................................104

  Sale of Account Shares................................................104

  Restricted Transfers..................................................104

  Financial Statements..................................................104


FINANCIAL HIGHLIGHTS....................................................104

ADDITIONAL INFORMATION..................................................119

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of December 31, 2002 is -13.18%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sellA your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

HIGH YIELD ACCOUNT
The Account seeks high current income.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Account invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Account may also invest in unrated securities which the Manager believes to be of comparable quality. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended December 31, 2002, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

7.11% in securities       36.66% in securities       0.72% in securities rated
rated AAA                 rated Ba                   Ca
0.54% in securities       44.79% in securities       0.08% in securities rated
rated A                   rated B                    C
5.78% in securities       4.32% in securities rated
rated Baa                 Caa




The above percentages for Baa, Ba, B, Caa, and Ca rated securities includes 0.51%, 5.21%, 11.09%, 2.53% and 0.17% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS

Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
.. have a more volatile market value, generally reflecting specific events affecting the issuer;
.. be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
.. have a lower volume of trading, making it more difficult to value or sell the security; and
.. be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.


Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.


The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
.. experience and managerial strength
.. changing financial condition
.. borrowing requirements or debt maturity schedules
.. responsiveness to changes in business conditions
.. relative value based on anticipated cash flow
.. earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.


For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking monthly dividends to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of an investment portfolio for which potentially a greater risk is acceptable. An investor should carefully consider the assumption of the risks of this Account before making an investment and be prepared to maintain the investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Account's assets may rise or fall. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"12.31
"1994"0.62
"1995"16.08
"1996"13.13
"1997"10.75
"1998"-0.56
"1999"1.76
"2000"-4.46
"2001"0.89
"2002"1.9                     The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q1 '93  5.62%
                               LOWEST  Q3 '98 -6.31%
LOGO

The year-to-date return as of December 31, 2002 is 1.90%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 HIGH YIELD ACCOUNT ...
                             1.90        -0.12          5.03              6.51
 Lehman Brothers High
 Yield Composite Bond
 Index.................     -1.37         0.39          5.86
 Morningstar High Yield
 Bond Category.........     -1.89        -1.47          4.63
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.66



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                            1     3     5    10
 HIGH YIELD ACCOUNT                      $67   $211  $368  $822

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%


The year-to-date return as of December 31, 2002 is -16.20%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27



                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%


The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                           LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99   26.75%
                               LOWEST  Q3 '01  -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond, High Yield and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C.Armstrong
                                        Timothy R. Warrick
           High Yield                   Mark P. Denkinger
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MARK P. DENKINGER, CFA . Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.



SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus managed or administered approximately $122.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto





MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director

FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.



SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post

         Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     LargeCap Value           0.75%
      Bond                           0.47%     MicroCap                 1.00%
      Capital Value                  0.60%     MidCap                   0.61%
      Equity Growth                  0.75%     MidCap Growth            0.90%
      Government Securities          0.46%     MidCap Growth Equity     1.00%
      Growth                         0.60%     MidCap Value             1.05%
      High Yield                     0.60%     Money Market             0.48%
      International                  0.85%     Real Estate              0.90%
      International Emerging                   SmallCap
      Markets                        1.25%                              0.85%
      International SmallCap         1.20%     SmallCap Growth          1.00%
      LargeCap Blend                 0.75%     SmallCap Value           1.10%
      LargeCap Growth                1.10%     Utilities                0.60%
      LargeCap Growth Equity         1.00%

The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the 1940 Act), or by vote of a majority of the outstanding voting securities of the class of shares to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate. While a Distribution Plan is in effect, the selection and nomination of Directors who are not interested persons is at the discretion of the Directors who are not interested persons.


Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the Directors including a majority of the non-interested Directors. The Plans for the Advisors Select, Advisors Preferred and Class J shares were last approved by the Directors including a majority of the non-interested directors, on 12B-1 PLAN REVIEW DATE.

ASSET ALLOCATION ACCOUNT


The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.26% for the full year.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO



For the year ended December 31, 2002, the Asset Allocation Account declined -12.94%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.



Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.



GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

HIGH YIELD ACCOUNT

The high yield bond market exhibited another volatile year, led by many corporate defaults and credit rating downgrades. With the economic recovery delayed, we increased the quality of our high yield bonds in anticipation of further market weakness. In 2002, the High Yield Account posted a total return of 1.90%, outperforming the Lehman High Yield Bond Composite of -1.37%. The Account's outperformance can be attributed to the market's flight to quality and outperformance of BB rated bonds, where the Account was positioned.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
  1.90%  -0.12%   5.03%      6.51%*

* Since inception 12/18/87


In Thousands

        Lehman Brothers
          High Yield         Morningstar
        Composite Bond       High Yield
            Index           Bond Category      High Yield Account
             10                 10                     10
"1993"     11.712             11.912                 11.231
"1994"     11.591             11.486                 11.301
"1995"     13.813             13.388                 13.118
"1996"     15.381             15.238                 14.84
"1997"     17.344             17.237                 16.435
"1998"     17.668             17.17                  16.343
"1999"     18.09              17.912                 16.631
"2000"     17.03              16.278                 15.889
"2001"     17.929             16.555                 16.03
"2002"     17.683             16.242                 16.335

LOGO


The high yield market performed extremely well in the fourth quarter, helping offset a difficult start to the year. Although faced with difficult industry problems such as weak corporate earnings and rating agency downgrades, buyers surfaced and looked for yield. A record $135 billion of fallen angels (investment grade bonds downgraded to high yield ratings) impacted the high yield market in 2002, and created greater volatility. This number is enormous when compared to the $68 billion of new high yield paper that was issued during the entire year.


The High Yield Account has an average credit quality of BB. The Lehman High Yield Bond Composite has an average credit quality of B. We continue to look for, and invest in, companies with strong management and good earnings momentum, regardless of ratings. Due to its low correlation with other asset classes, high yield bonds continue to be a valuable asset for building well-diversified portfolios. High yield bonds will rebound and produce strong results as the economy and corporate earnings improve. With most Treasury rates under 4%, investors are searching for yield and high yield will be the primary beneficiary of this increased demand. While the geopolitical environment will likely delay any significant economic recovery in the near term, we are optimistic that high yield assets are well positioned to post strong results in 2003.

INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL EMERGING MARKETS ACCOUNT


The MSCI Emerging Markets Free (EMF) Index fell 7.97% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302


The International Emerging Markets Account fell 7.63% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.


There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.



INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.



LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO



Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.


LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.



LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.


MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO



As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.


MIDCAP GROWTH EQUITY ACCOUNT


The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 32.37%, underperforming the Russell Midcap Growth Index by 5.81%.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO



The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.


MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.


SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.


UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR HIGH YIELD CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the

500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001          2000       1999        1998
                            ----       ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84     $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51      0.56/(a)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54      0.35/(a)/      0.04      (1.12)       0.25
                            ----      ----           ----      -----        ----
 Total From Investment
            Operations      1.05       0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --         --            --         --       (0.01)
   ----                                                                    -----
   Total Dividends and
         Distributions     (0.57)     (0.85)           --      (0.82)      (0.67)
   ----                    -----      -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32     $11.84        $11.78     $10.89      $12.02
                          ======     ======        ======     ======      ======
Total Return..........      9.26%      8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839   $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%      5.73%/(a)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%     146.1%         81.5%      40.1%       26.7%



/(a) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72      $30.74      $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34        0.50        0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)       0.13       (2.41)       3.94
                           -----       -----        ----       -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)       0.63       (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)      (0.50)      (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)      (0.15)      (4.02)      (1.36)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)      (0.65)      (4.82)      (2.07)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78      $30.72      $30.74      $37.19
                          ======      ======      ======      ======      ======
Total Return..........    (13.66)%     (8.05)%      2.16%      (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484    $283,325    $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%       1.54%       2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%      141.8%       43.4%       22.0%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46      $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14        0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20        3.45
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34        3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)      (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)      (0.20)
   ----                                            -----       -----       -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)      (0.41)
   ----                                            -----       -----       -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56      $20.46
                           =====      ======      ======      ======      ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%      21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882    $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%       0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%       1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%        9.0%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000        1999       1998
                            ----        ----          ----        ----       ----
HIGH YIELD ACCOUNT
------------------
Net Asset Value,
 Beginning of Period..     $5.79       $6.41         $7.44       $8.06      $8.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.73       0.63/(b)/      0.66        0.72       0.80
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.63)      (0.58)/(b)/   (0.99)      (0.58)     (0.85)
                           -----       -----         -----       -----      -----
 Total From Investment
            Operations      0.10        0.05         (0.33)       0.14      (0.05)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.78)      (0.67)        (0.70)      (0.76)     (0.79)
                           -----       -----         -----       -----      -----
   Total Dividends and
         Distributions     (0.78)      (0.67)        (0.70)      (0.76)     (0.79)
                           -----       -----         -----       -----      -----
Net Asset Value, End
 of Period............     $5.11       $5.79         $6.41       $7.44      $8.06
                           =====       =====         =====       =====      =====
Total Return..........      1.90%       0.89%        (4.46)%      1.76%     (0.56)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,051     $12,780       $13,078     $13,678    $14,043
 Ratio of Expenses to
  Average Net Assets..      0.66%       0.65%         0.69%       0.67%      0.68%
 Ratio of Net
  Investment Income to
  Average Net Assets..      8.23%       9.26%/(b)/    9.15%       8.52%      8.68%
 Portfolio Turnover
  Rate................     218.0%      204.0%        203.0%       93.8%      87.8%

                            2002        2001          2000        1999       1998
                            ----        ----          ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90        $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09          0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)        (1.48)       3.14       1.11
                           -----       -----         -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)        (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)        (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --         (0.59)      (1.71)     (0.51)
   ----                                              -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)        (0.67)      (2.18)     (0.76)
                           -----       -----         -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51        $13.90      $15.95     $14.51
                           =====      ======        ======      ======     ======
Total Return..........    (16.07)%    (24.27)%       (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848      $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%         0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --            --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%         0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%         99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the per share net investment income or net realized and unrealized gain (loss) on investments for the year ended December 31, 2001. The ratio of net investment income to average net assets decreased by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/

                           2002           2001      2000     1999/(F)/
                           ----           ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84         $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)         (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)         (2.79)    (1.51)     3.36
                          -----          -----     -----      ----
 Total From Investment
            Operations    (2.64)         (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --          (0.01)       --        --
 -----                                   -----
   Total Dividends and
         Distributions       --          (0.01)       --        --
 -----                                   -----
Net Asset Value, End
 of Period............    $6.20          $8.84    $11.67    $13.26
                          =====          =====    ======    ======
Total Return..........   (29.86)%       (24.22)%  (11.99)%   32.47%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031        $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%          1.17%     1.20%     1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --           1.17%     1.25%     1.23%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%        (0.46)%   (0.66)%   (0.47)%/(e)/
 Portfolio Turnover
  Rate................     42.0%          32.1%     24.3%     39.6%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.

/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e)     /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/

                           2002           2001       2000     1999      1998/(F)/
                           ----           ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17          $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01             --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)          0.17       0.93    (0.11)     (1.86)
                          -----           ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)          0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
   Total Dividends and
         Distributions    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
Net Asset Value, End
 of Period............    $7.61          $9.17      $9.00    $8.07      $8.17
                          =====          =====      =====    =====      =====
Total Return..........   (16.89)%         1.89%     12.13%   (1.07)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607        $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%          1.30%      1.06%    1.06%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --             --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%         (0.05)%     0.59%    0.22%      0.57%/(e)/
 Portfolio Turnover
  Rate................    138.5%         127.2%     178.8%    88.9%      55.3%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d )/  Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.



Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT             LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                     LIMITED TERM BOND ACCOUNT**
          BOND ACCOUNT                         MICROCAP ACCOUNT*
          CAPITAL VALUE ACCOUNT                MIDCAP ACCOUNT
          EQUITY GROWTH ACCOUNT                MIDCAP GROWTH ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MIDCAP GROWTH EQUITY ACCOUNT*
          GROWTH ACCOUNT                       MIDCAP VALUE ACCOUNT
          INTERNATIONAL ACCOUNT                MONEY MARKET ACCOUNT
          INTERNATIONAL EMERGING MARKETS       REAL ESTATE ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT       SMALLCAP ACCOUNT
          LARGECAP BLEND ACCOUNT               SMALLCAP GROWTH ACCOUNT
          LARGECAP GROWTH ACCOUNT*             SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT**     UTILITIES ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT






    * not available after May 19, 2003
    ** available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

This is a blank page

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Bond Account..........................................................10

  Capital Value Account.................................................12

  Equity Growth Account.................................................14

  Government Securities Account.........................................16

  Growth Account........................................................18

  International Account.................................................20

  International Emerging Markets Account................................22

  International SmallCap Account........................................24

  LargeCap Blend Account................................................26


  LargeCap Growth Account (not available after May 19, 2003)............28

  LargeCap Growth Equity Account (available May19, 2003 .................30

  LargeCap Stock Index Account..........................................32

  LargeCap Value Account................................................34

  Limited Term Bond Account (available May 19, 2003)....................36


  MicroCap Account (not available after May 19, 2003) ...................38

  MidCap Account........................................................40

  MidCap Growth Account.................................................42


  MidCap Growth Equity Account (not available after May 19, 2003) .......44

  MidCap Value Account..................................................46

  Money Market Account..................................................48

  Real Estate Account...................................................50

  SmallCap Account......................................................52

  SmallCap Growth Account...............................................54

  SmallCap Value Account................................................56

  Utilities Account.....................................................58


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................60

PRICING OF ACCOUNT SHARES...............................................65

DIVIDENDS AND DISTRIBUTIONS.............................................65

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................66
  The Manager...........................................................66

  The Sub-Advisors......................................................67

  Duties of the Manager and Sub-Advisors................................74

  Fees Paid to the Manager..............................................75


MANAGERS' COMMENTS......................................................76

GENERAL INFORMATION ABOUT AN ACCOUNT....................................98
  Eligible Purchasers...................................................98

  Shareholder Rights....................................................98

  Non-Cumulative Voting.................................................98

  Purchase of Account Shares............................................99

  Sale of Account Shares................................................99

  Restricted Transfers..................................................99

  Financial Statements..................................................99

FINANCIAL HIGHLIGHTS....................................................99

ADDITIONAL INFORMATION..................................................113

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO


The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this  time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%



The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this  time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-- term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%



The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2002, Janus managed or administered approximately $122.3 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto





MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to MSAM FUND
         LIST) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation             0.80%      MicroCap                 1.00%
      Balanced                     0.59%      MidCap                   0.61%
      Bond                         0.47%      MidCap Growth            0.90%
      Capital Value                0.60%      MidCap Growth Equity     1.00%*
      Equity Growth                0.75%      MidCap Value             1.05%
      Government Securities        0.46%      Money Market             0.48%
      Growth                       0.60%      Real Estate              0.90%
      International                0.85%      SmallCap                 0.85%
      International Emerging                  SmallCap Growth
      Markets                      1.25%*                              1.00%
      International SmallCap       1.20%      SmallCap Value           1.10%
      LargeCap Growth              1.10%      Utilities                0.60%
      LargeCap Stock Index         0.35%*



    * After waiver.


The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Value, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT


The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.26% for the full year.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO



For the year ended December 31, 2002, the Asset Allocation Account declined -12.94%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.



BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.


CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.



GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.


INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.

LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL EMERGING MARKETS ACCOUNT


The MSCI Emerging Markets Free (EMF) Index fell 7.97% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302



The International Emerging Markets Account fell 7.63% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.


There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.



INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO



Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.



LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.

While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.


MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO



As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.


MIDCAP GROWTH EQUITY ACCOUNT


The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 32.37%, underperforming the Russell Midcap Growth Index by 5.81%.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO



The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.


MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 7.72% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. The account also outperformed its benchmark, Morgan Stanley REIT Index, which had an annual return of 3.64%. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98


In Thousands

                          Morningstar
     Morgan Stanley    Specialty - Real
      REIT Index        Estate Category     Real Estate Account
         10                  10                    10
"1998 "  8.577                8.592                9.344
"1999 "  8.187                8.304                8.925
"2000 " 10.382               10.449               11.689
"2001 " 11.714               11.382               12.712
"2002 " 12.14                11.849               13.693

The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.


In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor. Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.


SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.


UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/

                           2002           2001      2000     1999/(F)/
                           ----           ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84         $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)         (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)         (2.79)    (1.51)     3.36
                          -----          -----     -----      ----
 Total From Investment
            Operations    (2.64)         (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --          (0.01)       --        --
 -----                                   -----
   Total Dividends and
         Distributions       --          (0.01)       --        --
 -----                                   -----
Net Asset Value, End
 of Period............    $6.20          $8.84    $11.67    $13.26
                          =====          =====    ======    ======
Total Return..........   (29.86)%       (24.22)%  (11.99)%   32.47%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031        $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%          1.17%     1.20%     1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --           1.17%     1.25%     1.23%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%        (0.46)%   (0.66)%   (0.47)%/(e)/
 Portfolio Turnover
  Rate................     42.0%          32.1%     24.3%     39.6%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.

/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e)     /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/

                           2002           2001       2000     1999      1998/(F)/
                           ----           ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17          $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01             --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)          0.17       0.93    (0.11)     (1.86)
                          -----           ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)          0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
   Total Dividends and
         Distributions    (0.01)            --      (0.04)   (0.01)     (0.04)
  ----                    -----                     -----    -----      -----
Net Asset Value, End
 of Period............    $7.61          $9.17      $9.00    $8.07      $8.17
                          =====          =====      =====    =====      =====
Total Return..........   (16.89)%         1.89%     12.13%   (1.07)%   (18.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607        $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%          1.30%      1.06%    1.06%      1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --             --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%         (0.05)%     0.59%    0.22%      0.57%/(e)/
 Portfolio Turnover
  Rate................    138.5%         127.2%     178.8%    88.9%      55.3%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE  ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES  ACCOUNT
------------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT              LARGECAP STOCK INDEX ACCOUNT
          BALANCED ACCOUNT                      MICROCAP ACCOUNT*
          BLUE CHIP ACCOUNT*                    MIDCAP ACCOUNT
          BOND ACCOUNT                          MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                 MIDCAP GROWTH EQUITY ACCOUNT*
          EQUITY GROWTH ACCOUNT                 MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT         MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                        REAL ESTATE ACCOUNT
          INTERNATIONAL ACCOUNT                 SMALLCAP ACCOUNT
          INTERNATIONAL EMERGING MARKETS        SMALLCAP GROWTH ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT        SMALLCAP VALUE ACCOUNT
          LARGECAP GROWTH ACCOUNT*              UTILITIES ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT




    * Not available after May 1, 2003


This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................6

  Balanced Account......................................................8

  Blue Chip Account (not available after May 1, 2003) ...................10

  Bond Account..........................................................12

  Capital Value Account.................................................14

  Equity Growth Account.................................................16

  Government Securities Account.........................................18

  Growth Account........................................................20

  International Account.................................................22

  International Emerging Markets Account................................24

  International SmallCap Account........................................26

  LargeCap Growth Account (not available after May 1, 2003) .............28

  LargeCap Growth Equity Account........................................30

  LargeCap Stock Index Account..........................................32

  MicroCap Account (not available after May 1, 2003) ....................34

  MidCap Account........................................................36

  MidCap Growth Account.................................................38

  MidCap Growth Equity Account (not available after May 1, 2003) ........40

  MidCap Value Account..................................................42

  Money Market Account..................................................44

  Real Estate Account...................................................46

  SmallCap Account......................................................48

  SmallCap Growth Account...............................................50

  SmallCap Value Account................................................52

  Utilities Account.....................................................54


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................56

PRICING OF ACCOUNT SHARES...............................................61

DIVIDENDS AND DISTRIBUTIONS.............................................61

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................62
  The Manager...........................................................62

  The Sub-Advisors......................................................63

  Duties of the Manager and Sub-Advisors................................69

  Fees Paid to the Manager..............................................70


MANAGERS' COMMENTS......................................................70

GENERAL INFORMATION ABOUT AN ACCOUNT....................................95
  Eligible Purchasers...................................................95

  Shareholder Rights....................................................95

  Non-Cumulative Voting.................................................96

  Purchase of Account Shares............................................96

  Sale of Account Shares................................................96

  Restricted Transfers..................................................97

  Financial Statements..................................................97

FINANCIAL HIGHLIGHTS....................................................97

ADDITIONAL INFORMATION..................................................109

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. The Dreyfus Corporation ("Dreyfus")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York( Inc. ("UBS Global AM")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BLUE CHIP ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks of well established large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations.(those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Blue chip companies are easily identified by:
.. size (market capitalizations of at least $1 billion)
.. established history or earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.Up to 20% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-10.69
"2001"-17.13
"2002"-24.84                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '02    8.24%
                           LOWEST  Q3 '02  -17.40%
LOGO


The year-to-date return as of December 31, 2002 is -24.84%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BLUE CHIP ACCOUNT ....
                           -24.84          N/A           N/A             -14.53
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.23
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.83



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                           1     3     5      10
 BLUE CHIP ACCOUNT                      $85   $266  $463  $1,036

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this  time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%



The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account primarily invests in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.

Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs that may have an adverse impact on the Account's performance.


Although Janus expects that under normal market conditions the assets of the Account will be invested in equity securities, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2000"-11.99
"2001"-24.22
"2002"-29.86                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99  29.75%
LOGO                           LOWEST  Q3 '01 -24.61%



The year-to-date return as of December 31, 2002 is -29.86%.


AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH
 ACCOUNT ..............
                           -29.86          N/A           N/A             -12.25
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.14



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP GROWTH
 ACCOUNT                                 $116  $362  $628  $1,386

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

MICROCAP ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) ("Net Assets") in a broadly diversified portfolio of equity securities in microcap U.S. issuers (including foreign issuers that are traded in the United States). These microcap issuers will generally have market capitalizations of less than $1 billion at the time of investment. If the market capitalization of a company held by the Account moves outside this range, the Account may, but is not required to, sell the securities.

The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.


The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 20% of its Net Assets in equity securities of companies with market capitalizations of more than $1 billion at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its Net Assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.


The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


MAIN RISKS

Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short--term, the share price can fluctuate dramatically. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-1.07
"2000"12.13
"2001"1.89
                              The Account's highest/lowest quarterly returns
"2002"-16.89                  during this time period were:
                               HIGHEST Q2 '99  27.70%
                               LOWEST  Q3 '98 -26.11%
LOGO


The year-to-date return as of December 31, 2002 is -16.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MICROCAP ACCOUNT .....
                           -16.89          N/A           N/A              -5.54
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.25
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.25



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 MICROCAP ACCOUNT                      $127  $397  $686  $1,511

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S.
companies with strong earnings growth potential.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-27.43
"2002"-32.37
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  24.74%
                               LOWEST  Q3 '01 -31.45%


The year-to-date return as of December 31, 2002 is -32.37%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH EQUITY
 ACCOUNT ..............
                           -32.37          N/A           N/A             -34.31
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.13



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 MIDCAP GROWTH EQUITY
 ACCOUNT                                 $115  $359  $622  $1,375

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO


The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Capital - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MicroCap                     Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.


SUB-ADVISOR: Janus Capital Management LLC (formerly Janus Capital Corporation)
         ("Janus"), 100 Fillmore Street, Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell") which owns approximately 92% of the outstanding member interests of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus managed or administered approximately $182.5 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth              Marc Pinto




MARC PINTO, CFA . Mr. Pinto has been with Janus since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Robert I. Gendelman




ROBERT I. GENDELMAN . Portfolio Manager, Neuberger Berman, since 1994. Mr. Gendelman holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Blue Chip                       Mustafa Sagun
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           MidCap                          K. William Nolin
           SmallCap                        Michael L. Johnson
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MICHAEL L. JOHNSON, CFA . Mr. Johnson is a portfolio manager at Principal. He performs security analysis and strategy development for the firm's growth equity research effort. Mr. Johnson specializes in the capital goods, health care and technology sectors. He joined Principal in 1992. He received his MBA from Drake University and his Bachelor's degree in business administration and finance from the University of Nebraska. He has earned the right to use the Chartered Financial Analyst designation.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth Equity         Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation               0.80%     LargeCap Stock Index     0.35%
      Balanced                       0.59%     MicroCap                 1.00%
      Blue Chip                      0.60%     MidCap                   0.61%
      Bond                           0.47%     MidCap Growth            0.90%
      Capital Value                  0.60%     MidCap Growth Equity     1.00%
      Equity Growth                  0.75%     MidCap Value             1.05%
      Government Securities          0.46%     Money Market             0.48%
      Growth                         0.60%     Real Estate              0.90%
      International                  0.85%     SmallCap                 0.85%
      International Emerging                   SmallCap Growth
      Markets                        1.25%                              1.00%
      International SmallCap         1.20%     SmallCap Value           1.10%
      LargeCap Growth                1.10%     Utilities                0.60%
      LargeCap Growth Equity         1.00%

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.
The Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT


The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.26% for the full year.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO



For the year ended December 31, 2002, the Asset Allocation Account declined -12.94%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.



Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.


BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BLUE CHIP ACCOUNT


U.S. economic growth slowed somewhat toward the end of 2002 as consumer spending moderated and capital spending remained lackluster. The housing market stayed strong and 2002 is expected to be another record year. Employment has stabilized as layoff announcements have declined. The fourth quarter stock market rally buoyed business confidence and the economic recovery gained momentum during December.


GROWTH OF $10,000

Total Returns of the Account
as of Decemb er 31, 2002

 1 Year    Life of Fund
 -24.84%     -14.53%*

* Since inception 5/3/99

In Thousands

                   Morningstar
       S&P 500     Large Blend
        Index       Category       Blue Chip Account
         10           10                 10
"1999 "10.940        11.153             10.115
"2000 " 9.943        10.376              9.034
"2001 " 8.762         8.957              7.486
"2002 " 6.825         6.985              5.626

LOGO



The Blue Chip Account underperformed relative to the S&P 500 Index by 2.73% during 2002. The Account underperformed during the year due to stock selection in the telecommunication services, consumer services and financial sectors.


Over the past year we have consistently managed the Account to have a relatively low risk profile. However, low risk at the portfolio level cannot eliminate company-specific risks. Consequently, near the end of February, Principal Global Investors determined that the portfolio's risk exposure to ongoing Enron-like company-specific risk should be reduced. We lowered our active weightings, relative to the S&P 500, in each company and added more companies to diversify company level event risk.


Since the February rebalance, the Sub-Advisor has a new risk management process in its portfolios and neutralize all unintended risks such as systematic market risk. It strictly limits sector, industry, capitalization and style specific biases relative to the designated index. This risk management process generally allows for annual projected performance tracking error of 1%-2% relative to the designated index. The Portfolio is broadly diversified. Industry and sector weights are maintained within a range of +/- 1% versus the index weight, and exposure to individual stocks is maintained within 0.5% of the respective index weight. Portfolio valuation measures such as price/earnings and price/cash flow are generally below those of the market benchmark, while business fundamentals such as earnings growth and positive earnings surprises designed to be are superior to those of the market index.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.

CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.



GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.

INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL EMERGING MARKETS ACCOUNT


The MSCI Emerging Markets Free (EMF) Index fell 7.97% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302


The International Emerging Markets Account fell 7.63% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.


There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.



INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP GROWTH ACCOUNT


The equity markets started the year with a bounce off lows that followed the September 11 terrorist attacks, then lost steam in the second and third quarters amid fears of new attacks, ongoing corporate scandals and a lackluster economy. A decent market rally managed to develop in the fourth quarter as favorable third quarter corporate earnings were reported and the Federal Reserve cut the short-term lending rate. However, investors soon became more cautious, and the market gave back some of its quarterly gains in December. The year ended with disappointing news on manufacturing activity and unemployment, along with concerns about retailers' lackluster holiday sales. Against this backdrop, the LargeCap Growth Account declined, trailing its benchmark, the Russell 1000 Growth Index.


GROWTH OF $10,000
Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-29.86%    -12.25%*

* Since inception date 5/3/99

In Thousands

      Russell      Morningstar
     1000 Growth   Large Growth     LargeCap Growth
       Index        Category           Account
        10            10                 10
"1999"12.395         12.810             13.247
"2000" 9.616         11.005             11.659
"2001" 7.652          8.405              8.835
"2002" 5.519          6.074              6.197

LOGO



Throughout the year, we have been conscious of positioning the Account more aggressively as we aim to anticipate an economic turnaround rather than react to one. As such, we maintained our investments in media companies Cablevision Systems and Liberty Media though both stocks suffered for the period. Nonetheless, Cablevision appeased many investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. Furthermore, in the last quarter of the year, the company received a boost by an investment bank's upgrade for its current quarter and 2003 earnings.


For its part, Liberty Media completed an equity rights offering to satisfy the IRS. We are also encouraged by Liberty's stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets and the advertising outlook improved.


Stocks that contributed positively included Anheuser-Busch. The world's largest brewer logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, we took advantage of the stock's short-term weakness to add marginally to our holdings.


Among stocks liquidated were financial services company Washington Mutual and processed-food producer H.J. Heinz.


With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally - a landscape that should play to our stock-picking strengths.


LARGECAP GROWTH EQUITY ACCOUNT

In 2002, U.S. equity markets lost ground for the third-consecutive year as investors grappled with the convergence of many troubling issues, including a spate of corporate governance and accounting scandals, the sputtering global economy, the heightened threat of terrorism, and the increasing probability of armed conflict in Iraq. U.S. stocks spent most of the year in the doldrums, but ended 2002 on an upbeat note, staging a fourth-quarter rally that, while surprising in its strength, was markedly insufficient to pull the market into positive territory for the 12-month period. Oil prices rose significantly over the year and good news on the corporate profits front was hard to find. Among the scant positive market factors, low interest rates encouraged vibrant new home sales, and consumer spending supported economic growth, albeit at a sluggish pace. This was counterbalanced, however, by rising U.S. unemployment rates and a growing budget deficit.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-33.27%      -37.09%*

* Since inception 10/24/00

In Thousands

                       Morningstar
     Russell 1000      Large Growth     LargeCap Growth
     Growth Index        Category       Equity Account
         10                 10               10
"2000"  8.257              8.789            7.78
"2001"  6.585              6.712            5.44
"2002"  4.749              4.851            3.63

LOGO


In this challenging investment environment, large-cap growth strategies lagged value strategies for the year. Within the large-cap segment of the U.S. equity market, utilities, technology, and communications services sectors fared worst while the transportation, basic materials, energy, and consumer staples sectors proved more resilient.


For the year, the LargeCap Growth Equity Account trailed its benchmark, the Russell 1000 Growth Index. In the middle of the fourth quarter, a new investment management team assumed responsibility for the stewardship of the portfolio. Under the new management team, for the period from November 5 through December 31, the portfolio slightly lagged its benchmark.


The fourth-quarter U.S. equity market rally was notable for the sharp appreciation of lower-quality stocks. The portfolio was concentrated in higher-quality names, whose gains lagged somewhat by comparison. In addition, our holdings of high-quality, previously strong health-care companies underperformed due to industry-wide fallout from a scandal related to a Department of Justice investigation into possible Medicare fraud by Tenet Healthcare, a stock not held by the current portfolio manager. Stock selection in the technology sector modestly dampened performance; adept selection in computers was offset by unfavorable selection in software and an underweight position in the low-quality communications equipment area, which surged in the fourth-quarter rally.


As the new year unfolds, investor sentiment remains clouded by geopolitical concerns, particularly the clash with Iraq, North Korea's nuclear capabilities, and the global threat of terrorism. Yet these worries are not the sole barriers to a resurgent equity market. Low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock market bubble make us skeptical that even a quick victory in Iraq would be followed by a sizeable and sustained equity market rally. There is probably room, however, for a brief and sharp relief rally, particularly after the declines of early 2003.


The portfolio is positioned for the slow-growth, yet positive, economic environment anticipated for 2003. We are emphasizing attractive opportunities in the health-care, technology, and consumer cyclicals sectors, which are the largest components of the portfolio's benchmark. Within health care, we are focused on specific HMOs, pharmacy-benefit management companies, and drug distribution companies. The technology position is concentrated in computer companies with sizable recurring revenue streams and those with low-cost business models. Retail stocks play a central role in the portfolio's slightly overweight consumer cyclicals exposure.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.


MICROCAP ACCOUNT

2002 was a difficult one for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. Despite rallies in March, October and November, returns for all major indices were deeply in the red for the year. After finishing the first quarter in positive territory, the S&P 500 Index declined 13.4% in the second quarter and dropped -17.3% in the third quarter, the largest quarterly loss since 1987. This drop was a result of weak performance in the Technology sector. Technology rebounded in the fourth quarter, as did the S&P 500 Index, posting an 8.4% gain. The S&P 500 ended the year down 22.1%, which is mostly attributable to a steep decline in Technology and Financial stocks.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.89%    -5.54%*

* Since inception date 5/1/98



In Thousands

        Russell     Morningstar
          2000      Small Blend
         Index        Category      MicroCap Account
          10              10               10
"1998"   8.768           8.609           8.158
"1999"  10.632          10.174           8.071
"2000"  10.311          11.48            9.05
"2001"  10.568          12.445           9.221
"2002"   8.404          10.433           7.664

LOGO


During 2002, the Russell 1000 Growth Index returned -27.9%. In the Russell 1000 Growth Index, eleven of the thirteen sectors posted negative performance with the Utilities sector as the worst performer in absolute terms, followed by the top-weighted Technology sector. By far, the Technology sector was the biggest detractor (weight times performance) from the Index's performance for the year.
 The Russell 1000 Value Index ended the year over 12% ahead of the Russell 1000 Growth Index. The difference was mainly due to poor performance of growth-oriented Technology and Health Care stocks in the growth index as compared with their value counterparts. The losses from these sectors far outweighed positive contribution from other sectors.


In 2002, the Russell 2000 small-cap index outperformed the Russell 1000 large-cap index by 1.2%. This is the fourth consecutive year the Russell 2000 outperformed the Russell 1000.


The Account employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the proprietary CORE ("Computer-Optimized, Research-Enhanced") Multifactor model.
 This quantitative system looks at five investment themes, namely, Fundamental Research, Valuation, Momentum, Profitability and Earnings Quality. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.


In managing the Account, we do not take market timing bets but typically construct a portfolio that has industry exposure, size and style characteristics that are very similar to its benchmark. As a result, the Account was down significantly in absolute terms along with the Index. However, it did outperform its benchmark on a relative basis.


All CORE Themes contributed positively to excess returns for the year.
 Profitability was, for a second consecutive year, the biggest positive contributor to relative performance followed at a distance by Valuation, Momentum and Earnings Quality. Fundamental Research also contributed to positive performance, albeit slightly.


While every sector of the market was down in 2002, the Account posted better relative results than the benchmark in ten of the thirteen sectors in the Index.
 Holdings in the heavily weighted Technology and Health Care sectors generated the best relative results versus the benchmark, while exposure to Consumer Non-Cyclicals detracted the most.


Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO



As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.



MIDCAP GROWTH EQUITY ACCOUNT


The 12-month period ending December 31, 2002, was not at all beneficent to mid-cap growth stocks. The Russell Midcap Growth Index tumbled 27.41%. The S&P 500 Index, in comparison, fell 22.10%. For its part, the MidCap Growth Equity Account lost 32.37%, underperforming the Russell Midcap Growth Index by 5.81%.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-32.37%    -34.31%*

* Since inception date 10/24/ 00

      Russell        Morningstar
    Midcap Growth   Mid-Cap Growth     Mid-Cap Growth
       Index          Category         Equity Account
        10              10                  10
"2000" 8.232           8.643               8.13
"2001" 6.572           6.804               5.90
"2002" 4.771           4.931               3.99

LOGO



The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the Account's holdings, 2 of 10 sector positions outperformed their corresponding Russell Midcap Growth Index sectors.


In all, the Account's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which suffer in bear markets.


Contributing the most to performance, in relative terms, were our health-care holdings. They amounted to a 23% weighting and lost 27%, compared with a 32% loss for the Russell Midcap Growth Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 59%, versus a 52% drop by the sector. In general, tech stocks, constituting 19% of the Account's portfolio, were pounded due to investor worries about a spate of weak earnings reports, lackluster capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.


The Account was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Account's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with the Account's sizable technology weighting, which was comparable to the tech sector's weighting in the Index, the Account was enormously vulnerable to the bear market in tech shares.


In absolute terms, our energy stocks recorded the best return, a gain of 6%, boosted by investor perceptions that rising energy prices would enhance the companies' pricing power and earnings. Unfortunately, our energy position had only a minimal positive impact on performance, since it accounted for only a 5% weighting, in line with the weighting of the Index's energy sector.


The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. Such a rebound could materialize over the next two quarters, as it becomes more evident that earnings are in fact gradually improving. We remain true to our investment process and focused on picking stocks with the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. And although recent headlines in the business press may indicate otherwise, the earnings prospects of mid-cap growth companies are auspicious. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 17.9% over the next 12 months, according to I/B/E/S International, a financial-data company. Our own holdings have even greater prospective earnings power over the next 12 months, 22.8%.


For the Account, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.



MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.


The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.

REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 6.38% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98

In Thousands

                          Morningstar
      Morgan Stanley   Specialty - Real
       REIT Index       Estate Category     Real Estate Account
          10                10                     10
"1998 " 8.577               8.592                  9.344
"1999 " 8.187               8.304                  8.925
"2000 "10.382              10.449                 11.689
"2001 "11.714              11.382                 12.712
"2002 "12.140              11.849                 13.693

LOGO


Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


The Account outperformed relative to its index in 2002. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.


The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.

SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.


SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.


UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX
 is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e)    /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000     1999/(D)/
                           ----       ----      ----     ----
LARGECAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $8.84     $11.67    $13.26     $9.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)    (0.08)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.62)     (2.79)    (1.51)     3.36
                          -----      -----     -----      ----
 Total From Investment
            Operations    (2.64)     (2.82)    (1.59)     3.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --      (0.01)       --        --
 -----                               -----
   Total Dividends and
         Distributions       --      (0.01)       --        --
 -----                               -----
Net Asset Value, End
 of Period............    $6.20      $8.84    $11.67    $13.26
                          =====      =====    ======    ======
Total Return..........   (29.86)%   (24.22)%  (11.99)%   32.47%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,031    $10,445    $7,399    $7,045
 Ratio of Expenses to
  Average Net Assets..     1.14%      1.17%     1.20%     1.16%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(//a//)/       --       1.17%     1.25%     1.23%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.28)%    (0.46)%   (0.66)%   (0.47)%/(c)/
 Portfolio Turnover
  Rate................     42.0%      32.1%     24.3%     39.6%/(c)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
    The waiver ceased on May 1, 2002.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Growth Account incurred an unrealized loss of $.07 per share from April 15, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44      $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)     (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)     (2.31)     (2.22)
                          -----      -----      -----
 Total From Investment
            Operations    (1.81)     (2.34)     (2.22)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.63      $5.44      $7.78
                          =====      =====      =====
Total Return..........   (33.27)%   (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572     $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.09%      1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%    (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%     121.2%     217.6%/(e)/

                           2002       2001       2000          1999/(F)/
                           ----       ----       ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29      $9.52     $10.71          $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.08       0.10           0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)     (1.23)     (1.14)          0.97
                          -----      -----      -----           ----
 Total From Investment
            Operations    (1.86)     (1.15)     (1.04)          1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)     (0.08)     (0.10)         (0.07)
 Distributions from
  Realized Gains......       --         --      (0.05)         (0.08)
  ----                                          -----          -----
   Total Dividends and
         Distributions    (0.08)     (0.08)     (0.15)         (0.15)
                          -----      -----      -----          -----
Net Asset Value, End
 of Period............    $6.35      $8.29      $9.52         $10.71
                          =====      =====      =====         ======
Total Return..........   (22.44)%   (12.10)%    (9.67)%         8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949    $73,881    $59,626        $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%      0.40%      0.40%          0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --       0.41%      0.46%          0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%      1.05%      1.01%          1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%      10.8%      11.0%           3.8%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000     1999      1998/(D)/
                           ----       ----       ----     ----      ----
MICROCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.17      $9.00      $8.07    $8.17     $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.04     0.02       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.56)      0.17       0.93    (0.11)     (1.86)
                          -----       ----       ----    -----      -----
 Total From Investment
            Operations    (1.55)      0.17       0.97    (0.09)     (1.83)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.04)   (0.01)     (0.04)
  ----                    -----                 -----    -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (0.04)   (0.01)     (0.04)
  ----                    -----                 -----    -----      -----
Net Asset Value, End
 of Period............    $7.61      $9.17      $9.00    $8.07      $8.17
                          =====      =====      =====    =====      =====
Total Return..........   (16.89)%     1.89%     12.13%   (1.07)%   (18.42)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,607    $12,559    $10,397   $6,418     $5,384
 Ratio of Expenses to
  Average Net Assets..     1.25%      1.30%      1.06%    1.06%      1.38%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(//a//)/       --         --       1.20%    1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%     (0.05)%     0.59%    0.22%      0.57%/(c)/
 Portfolio Turnover
  Rate................    138.5%     127.2%     178.8%    88.9%      55.3%/(c)/




/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses.
   The waiver ceased on January 1, 2001.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MicroCap Account recognized $.01 net investment income per share and incurred an unrealized gain of $.03 per share from April 9, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(C)/
                           ----       ----      ----
MIDCAP GROWTH EQUITY ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $5.90      $8.13     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.88)     (2.19)     (1.87)
                          -----      -----      -----
 Total From Investment
            Operations    (1.91)     (2.23)     (1.87)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $3.99      $5.90      $8.13
                          =====      =====      =====
Total Return..........   (32.37)%   (27.43)%   (18.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,404     $7,061     $5,031
 Ratio of Expenses to
  Average Net Assets..     1.07%      1.10%      1.09%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.13%      1.35%      1.34%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%    (0.81)%    (0.31)%/(e)/
 Portfolio Turnover
  Rate................    224.1%     309.1%     246.9%/(e)/

                           2002       2001       2000         1999/(F)/
                           ----       ----       ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.68     $12.57     $11.11        $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --       0.01         --          0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.16)     (0.35)      3.12          1.24
                          -----      -----       ----          ----
 Total From Investment
            Operations    (1.16)     (0.34)      3.12          1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.01)        --         (0.02)
 Distributions from
  Realized Gains......    (0.04)     (0.54)     (1.66)        (0.22)
                          -----      -----      -----         -----
   Total Dividends and
         Distributions    (0.04)     (0.55)     (1.66)        (0.24)
                          -----      -----      -----         -----
Net Asset Value, End
 of Period............   $10.48     $11.68     $12.57        $11.11
                         ======     ======     ======        ======
Total Return..........    (9.96)%    (2.58)%    31.05%        10.24%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,766    $11,778     $7,739        $5,756
 Ratio of Expenses to
  Average Net Assets..     1.04%      1.36%      1.20%         1.19%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.10%        --       1.29%         1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%      0.12%      0.02%         0.30%/(e)/
 Portfolio Turnover
  Rate................     75.3%     208.8%     233.2%        154.0%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002       2001       2000       1999       1998
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014      0.039      0.059      0.048      0.051
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.014      0.039      0.059      0.048      0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.014)    (0.039)    (0.059)    (0.048)    (0.051)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      1.42%      3.92%      6.07%      4.84%      5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455   $180,923   $114,710   $120,924    $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.50%      0.52%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%      3.70%      5.88%      4.79%      5.06%

                            2002       2001       2000       1999      1998/(A)/
                            ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48       0.47       2.09      (0.85)     (0.97)
                            ----       ----       ----      -----      -----
 Total From Investment
            Operations      0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......     (0.01)        --         --         --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.24     $10.77     $10.29      $8.20      $9.07
                          ======     ======     ======      =====      =====
Total Return..........      7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%      0.99%      0.99%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.99%      4.55%      5.29%      4.92%      5.40%/(c)/
 Portfolio Turnover
  Rate................      54.4%      92.4%      44.7%     101.9%       5.6%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(C)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(e)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(e)/

                           2002       2001       2000       1999      1998/(F)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
  ----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(e)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.
/(d)    /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(B)/
                           ----       ----       ----      ----     ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06     $8.34     $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13      0.06      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17      1.72     (1.50)
                          -----       ----       ----      ----     -----
 Total From Investment
            Operations    (1.01)      0.69       2.30      1.78     (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)    (0.06)    (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)       --        --
  ----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)    (0.06)    (0.03)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26    $10.06     $8.34
                         ======     ======     ======    ======     =====
Total Return..........    (8.86)%     6.25%     23.87%    21.45%   (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358   $11,080    $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%     1.16%     1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%     1.44%       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%     0.82%     0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%     89.7%     53.4%/(d)/

                           2002       2001       2000      1999     1998/(E)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(d)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.
/(c)    /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT             LARGECAP VALUE ACCOUNT
          BALANCED ACCOUNT                     LIMITED TERM BOND ACCOUNT*
          BOND ACCOUNT                         MIDCAP ACCOUNT
          CAPITAL VALUE ACCOUNT                MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT                MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                       REAL ESTATE ACCOUNT
          INTERNATIONAL ACCOUNT                SMALLCAP ACCOUNT
          INTERNATIONAL EMERGING MARKETS       SMALLCAP GROWTH ACCOUN
          ACCOUNT                              SMALLCAP VALUE ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT       UTILITIES ACCOUNT
          LARGECAP BLEND ACCOUNT
          LARGECAP GROWTH EQUTIY ACCOUNT*
          LARGECAP STOCK INDEX ACCOUNT







    * available May 19, 2003
This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                The date of this Prospectus is May 1, 2003.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

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                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS
  Asset Allocation Account..............................................6

  Balanced Account......................................................9

  Bond Account..........................................................11

  Capital Value Account.................................................13

  Equity Growth Account.................................................15

  Government Securities Account.........................................17

  Growth Account........................................................19

  International Account.................................................21

  International Emerging Markets Account................................24

  International SmallCap Account........................................27

  LargeCap Blend Account................................................30


  LargeCap Growth Equity Account (available May 19, 2003 ...............33

  LargeCap Stock Index Account..........................................35

  LargeCap Value Account................................................38

  Limited Term Bond Account (available May 19, 2003)....................40

  MidCap Account........................................................42

  MidCap Growth Account.................................................44

  MidCap Value Account..................................................46

  Money Market Account..................................................49

  Real Estate Account...................................................52

  SmallCap Account......................................................55

  SmallCap Growth Account...............................................57

  SmallCap Value Account................................................59

  Utilities Account.....................................................61


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................64

PRICING OF ACCOUNT SHARES...............................................68

DIVIDENDS AND DISTRIBUTIONS.............................................69

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................69
  The Manager...........................................................69

  The Sub-Advisors......................................................70

  Duties of the Manager and Sub-Advisors................................77

  Fees Paid to the Manager..............................................77


MANAGERS' COMMENTS......................................................78

GENERAL INFORMATION ABOUT AN ACCOUNT....................................99
  Eligible Purchasers...................................................99

  Shareholder Rights....................................................99

  Non-Cumulative Voting.................................................99

  Purchase of Account Shares............................................99

  Sale of Account Shares................................................100

  Restricted Transfers..................................................100

  Financial Statements..................................................100

FINANCIAL HIGHLIGHTS....................................................100

ADDITIONAL INFORMATION..................................................101

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")

.. Goldman Sachs Asset Management LP ("GSAM")
.. Janus Capital Management LLC ("Janus")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. Turner Investment Partners, Inc. ("Turner")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year(estimates of expenses are shown for the new Account). An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.


The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   11.48%
                               LOWEST  Q3 '02  -12.41%
LOGO


The year-to-date return as of December 31, 2002 is -12.94%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                           -12.94         2.09           N/A              7.05
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............    -15.94        -2.93          3.98
 Morningstar Domestic
 Hybrid Category.......     -9.67         1.49          7.04
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.84



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If seperate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $86   $268  $466  $1,037

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


MAIN RISKS

The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, the Account may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"11.06
"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   9.54%
                               LOWEST  Q3 '02  -9.61%
LOGO


The year-to-date return as of December 31, 2002 is -13.18%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                           -13.18        -1.51          5.29              7.78
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 S&P 500 Index ........    -22.11        -0.59          9.34
 Lehman Brothers Long
 Term Gov't./Credit
 Bond Index............     14.81         8.10          9.03

 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $63   $199  $346  $774

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

The Account invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993 "11.67
"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
                              The Account's highest/lowest quarterly returns
"2002 "9.26                   during this time period were:
                               HIGHEST Q2 '95  8.25%
                               LOWEST  Q1 '96 -3.24%
LOGO


The year-to-date return as of December 31, 2002 is 9.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                             9.26         6.04          7.23              8.44
 Lehman Brothers
 Aggregate Bond Index .     10.26         7.54          7.51
 Morningstar
 Intermediate-Term Bond
 Category .............      7.88         6.20          6.69
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.47
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $50   $157  $274  $616

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1993"7.79
"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '97   12.83%
                               LOWEST  Q3 '02  -15.10%
LOGO


The year-to-date return as of December 31, 2002 is -13.66%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                           -13.66        -2.49           7.18             11.67
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong earnings and cash flow growth. MSAM emphasizes individual security selection under normal circumstances. The Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
                              The Account's highest/lowest quarterly returns
"2002"-13.66                  during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO


The year-to-date return as of December 31, 2002 is -27.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .........
                                         -27.72                 -2.05                    N/A                       9.82
 S&P 500 Index .................         -22.11                 -0.59                   9.34
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was June 1, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.75
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"10.07
"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
                              The Account's highest/lowest quarterly returns
"2002"8.8                     during this time period were:
                               HIGHEST Q2 '95  6.17%
                               LOWEST  Q1 '94 -3.94%
LOGO


The year-to-date return as of December 31, 2002 is 8.80%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            8.80          7.09          7.23              8.25
 Lehman Brothers
 Mortgage Backed
 Securities Index......     8.75          7.34          7.27
 Morningstar
 Intermediate
 Government Category...     9.07          6.53          6.49
 * The Account's SEC effective date was April 9, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $48      $151      $263      $591

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
                              The Account's highest/lowest quarterly returns
"2002"-29.07                  during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO


The year-to-date return as of December 31, 2002 is -29.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT ................
                                         -29.07                 -7.67                    N/A                       2.79
 Russell Midcap Growth Index ...         -27.40                 -1.82                   6.70
 Russell 1000 Growth Index/(1)/          -27.88                 -3.84                   6.70
 Morningstar Large Growth
 Category ......................         -27.73                 -2.72                   6.22
 * The Account's SEC effective date was May 2, 1994.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07                  The Account's highest/lowest quarterly returns
                              during this  time period were:
                               HIGHEST Q4 '98   16.60%
                               LOWEST  Q3 '02  -18.68%
LOGO


The year-to-date return as of December 31, 2002 is -16.07%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                           -16.07        -4.20           N/A              2.61
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............    -15.94        -2.93          3.98
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%



The year-to-date return as of December 31, 2002 is -7.63%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......     -7.63          N/A            N/A             -8.16
 MSCI Emerging Markets
 Free Index-ID.........     -7.97        -6.67          -0.75
 Morningstar
 Diversified Emerging
 Markets Category......     -5.90        -4.63           0.29
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         1.01
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         2.26*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                               1     3       5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT     $229  $706  $1,210  $2,595

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies having market capitalizations of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-4.24
"2002"-7.63
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%



The year-to-date return as of December 31, 2002 is -16.20%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                           -16.20          N/A           N/A              0.15
 MSCI EAFE Small Cap
 Index.................     -7.82          N/A           N/A
 Morningstar Foreign
 Stock Category........    -16.35        -2.09          4.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.32



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $134  $418  $723  $1,590

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Account's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Account's exposure to each business sector that comprises the S&P 500 Index. The Account's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Account may invest up to 25% of its assets in securities of foreign companies.


The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The Account is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT       N/A          N/A           N/A             -15.47
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category........    -22.02        -1.47          7.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.35
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.10*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were incuded, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $112  $350  $606  $1,340

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, Putnam, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. Putnam invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including ADRs, at the time of purchase.


In selecting securities for investment, Putnam considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell stocks for the Account.


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level or risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which Putnam invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


In addition to the main investment strategies described above, Putnam may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the SAI.


INVESTOR PROFILE

The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"2001"-30.08
"2002"-33.27
                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  12.16%
                               LOWEST  Q3 '01 -21.14%



The year-to-date return as of December 31, 2002 is -33.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............
                           -33.27          N/A           N/A             -37.09
 Russell 1000 Growth
 Index.................    -27.88        -3.84          6.70
 Morningstar Large
 Growth Category.......    -27.73        -2.72          6.22
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.09
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.09



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44                  The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   14.68%
                               LOWEST  Q3 '02  -17.27%
LOGO


The year-to-date return as of December 31, 2002 is -22.44%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                           -22.44          N/A           N/A             -10.33
 S&P 500 Index ........    -22.11        -0.59          9.34
 Morningstar Large
 Blend Category.......     -22.02        -1.47          7.85
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.35
 Other Expenses..................             0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $124  $216  $480

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is May 1, 2002, only limited historical performance data is available. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT       N/A          N/A            N/A            -14.24
 Russell 1000 Value
 Index.................    -15.52         1.16          10.80
 Morningstar Large
 Value Category........    -18.92        -0.54           8.63
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES


 Management Fees.................             0.75
 Other Expenses..................             0.25
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        1.00*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP VALUE ACCOUNT                  $102  $318  $552  $1,225

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

 ACCOUNT OPERATING EXPENSES (ANNUAL OPERATING EXPENSES DO NOT INCLUDE ANY SEPARATE ACCOUNT EXPENSES, COST OF INSURANCE OR OTHER CONTRACT LEVEL EXPENSES. TOTAL RETURNS WOULD BE LOWER IF SUCH EXPENSES WERE INCLUDED.)

 Management Fees....................      0.50%
 Other Expenses.....................      0.08
                                          ----
    TOTAL ACCOUNT OPERATING EXPENSES      0.58%*

* The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.




 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $59   $186  $324  $726

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"19.28
"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
                              The Account's highest/lowest quarterly returns
"2002"-8.75                   during this time period were:
                               HIGHEST Q4 '99  23.31%
                               LOWEST  Q3 '98 -20.01%
LOGO


The year-to-date return as of December 31, 2002 is -8.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            -8.75         3.37          10.53             13.06
 Russell Midcap Index .    -16.19         2.19           9.91
 Morningstar Mid-Cap
 Blend Category........    -17.08         2.75           9.79
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.61
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $63   $199  $346  $774

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "10.67
"2000"8.1
"2001"-16.92
                              The Account's highest/lowest quarterly returns
"2002"-26.27                  during this time period were:
                               HIGHEST Q4 '01  24.12%
                               LOWEST  Q3 '01 -25.25%
LOGO


The year-to-date return as of December 31, 2002 is -26.27%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                           -26.27          N/A           N/A              -7.13
 Russell Midcap Growth
 Index.................    -27.40        -1.82          6.70
 Morningstar Mid-Cap
 Growth Category.......    -27.53        -1.09          6.54
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96                   The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '99   23.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of December 31, 2002 is -9.96%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            -9.96          N/A            N/A             6.67
 Russell Midcap Value
 Index.................     -9.65         2.95          11.05
 Morningstar Mid-Cap
 Value Category........    -12.91         3.17          10.26
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.10



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $112  $351  $609  $1,353

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1993"2.69
"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION, PLEASE CALL 1-800-247-4123
LOGO


The year-to-date return as of December 31, 2002 is 1.42%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            1.42          4.28          4.37              3.41
 * The Account's SEC effective date was March 18, 1983.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"-4.48
"2000 "30.97
"2001 "8.75
                              The Account's highest/lowest quarterly returns
"2002 "7.72                   during this time period were:
                               HIGHEST Q2 '00  11.51%
                               LOWEST  Q3 '99  -8.40%
LOGO


The year-to-date return as of December 31, 2002 is 7.72%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE ACCOUNT ..
                            7.72           N/A           N/A              6.97
 Morgan Stanley REIT
 Index.................     3.64          3.30           N/A
 Morningstar Specialty
 - Real Estate Category     4.10          2.99          8.86
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 REAL ESTATE ACCOUNT                      $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "43.58
"2000"-11.73
"2001 "2.55
                              The Account's highest/lowest quarterly returns
"2002"-27.33                  during this time period were:
                               HIGHEST Q2 '99  26.75%
                               LOWEST  Q3 '01 -25.61%
LOGO


The year-to-date return as of December 31, 2002 is -27.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                           -27.33          N/A           N/A              -5.95
 Russell 2000 Index ...    -20.48        -1.36          7.15
 Morningstar Small
 Blend Category........    -16.17         2.10          7.97
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.12
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.97



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                          1     3     5       10
 SMALLCAP ACCOUNT                      $99   $309  $536  $1,1190

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "95.69
"2000"-13.91
"2001"-32.01
                              The Account's highest/lowest quarterly returns
"2002"-45.85                  during this time period were:
                               HIGHEST Q4 '99  59.52%
                               LOWEST  Q3 '01 -37.66%
LOGO


The year-to-date return as of December 31, 2002 is -45.85%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                           -45.85          N/A           N/A              -9.16
 Russell 2000 Growth
 Index.................    -30.25        -6.58          2.63
 Morningstar Small
 Growth Category.......    -28.42        -1.10          6.25
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.06



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $108  $337  $585  $1,294

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account is generally a suitable investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999 "21.45
"2000 "23.87
"2001"6.25
                              The Account's highest/lowest quarterly returns
"2002"-8.86                   during this time period were:
                               HIGHEST Q2 '99  15.32%
                               LOWEST  Q3 '98 -19.14%
LOGO


The year-to-date return as of December 31, 2002 is -8.86%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     -8.86          N/A            N/A             4.67
 Russell 2000 Value
 Index.................    -11.42         2.71          10.85
 Morningstar Small
 Value Category........    -10.25         2.86          10.28
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.29



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $131  $409  $708  $1,556

UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry. These companies include:
.. companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and .. companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Principal, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 80% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Principal considers:
.. changes in interest rates;
.. prevailing market conditions; and
.. general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are
.. rated in one of the top four categories by Standard & Poor's Rating Service or
  Moody's Investors Service, Inc.; or
.. if not rated, in the Sub-Advisor's opinion are of comparable quality.

MAIN RISKS

Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
.. increase in fuel and other operating costs;
.. changes in interests rates on borrowings for capital improvement programs; .. changes in applicable laws and regulations;
.. changes in technology which render existing plants, equipment or products obsolete;
.. effects of conservation; and
.. increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.


Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.


The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE

The Account is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and accept fluctuations in the value of investments.

The Account's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR
"1999"2.29
"2000"19.18
"2001"-27.7
                              The Account's highest/lowest quarterly returns
"2002"-12.61                  during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO


The year-to-date return as of December 31, 2002 is -12.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2002

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 UTILITIES ACCOUNT .................
                                            -12.61                  N/A                   N/A                      -2.50
 S&P Utilities Index/(1)/ ..........        -29.97                -4.04                  4.58
 S&P 500 Index .....................        -22.11                -0.59                  9.34
 Dow Jones Utilities w/Income Index         -23.33                -0.89                  4.63
 Morningstar Specialty - Utilities
 Category ..........................        -23.80                -1.96                  5.39
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.62



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------
                                           1     3     5    10
 UTILITIES ACCOUNT                      $63   $199  $346  $774

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and the Asset Allocation and Equity Growth Accounts may do so for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

Certain of the Accounts may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. No turnover rate is calculated for the Limited Term Bond Account as it has been in existence for less than six months. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2002, the mutual funds it manages had assets of approximately $6.0 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate                  Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2002, Alliance managed $387 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2002, Dreyfus managed 205 portfolios with approximately $183 billion in investment company assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated managed $195 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.




SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2002, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $515 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.




SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to MSAM FUND
         LIST) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $376 billion in asset under management with approximately $156 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William
                                        Auslander, Managing Director
                                        and Jeffrey Alvino, Executive
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

SUB-ADVISOR: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW  WELLINGTON.   Portfolio  Manager,  Neuberger  Berman,  since  2001.  Mr.
Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.



SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2002 exceeded $94.4 billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
                                           Douglas R. Ramsey
           Capital Value                   John Pihlblad
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Kurtis D. Spieler
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Robert Baur
                                           Rhonda VanderBeek
           Limited Term Bond               Kevin W. Croft
                                           Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        John F. McClain
                                           Thomas Morabito
           Utilities                       Fernando Diaz
                                           Joseph J. Urciuoli




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT BAUR, PH.D . Dr. Baur joined Principal in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.



KEVIN W. CROFT, CFA . As a portfolio manager for Principal, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



FERNANDO DIAZ. . Mr. Diaz has been a portfolio manager with Principal since 2002 and is also a vice president and assistant portfolio manager for Spectrum Asset Management, Inc. (an affiliate of Principal). Prior to joining Spectrum in 2000, he was head of preferred trading at Spear, Leeds & Kellogg (1999 to 2000) and Pershing (1995 to 1999) where he successfully initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



JOHN F. MCCLAIN . Mr. McClain is a portfolio manager for small-cap and medium-cap growth portfolio management and strategy. He joined Principal in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS R. RAMSEY, CFA . Mr. Ramsey joined Principal in 1997. As portfolio manager, he provides clients with asset allocation advice and research services covering all major asset classes. Previously, he was a portfolio strategist for Principal's value team with responsibility for equity securities analysis and strategy. Prior to joining Principal, Mr. Ramsey was an equity portfolio manager at Investors Management Group and an equity strategist at SCI Capital Management. He received his MA in Economics from Ohio State University and a BA in Economics and Business Administration at Coe College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



JOSEPH J. URCIUOLI. . Mr. Urciuoli has been a portfolio manager for Principal since 2002 and is also director of research for Spectrum Asset Management, Inc. (an affiliate of Principal) since 1998. From 1993 through 1998, he was a fixed-income analyst and assistant portfolio manager for Prudential Life Insurance Company. He has also been an equity analyst with Standard & Poor's and the American Stock Exchange. Mr. Urciuoli earned an MBA in Finance and a bachelor's degree in finance from Long Island University.



RHONDA VANDERBEEK . Ms. VanderBeek directs trading operations for the Principal index accounts. She joined the Principal in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.


SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2002, Putnam managed $250.9 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer





TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and M.A. in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a B.A. from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has each the Chartered Financial Analyst designation and has 16 years of investment experience. He received a B.A. from Wesleyan University.




SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM managed approximately $12.3 billion in assets and the Group managed approximately $403 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2002 was:


      Asset Allocation             0.80%      MidCap                   0.61%
      Balanced                     0.59%      MidCap Growth            0.90%
      Bond                         0.47%      MidCap Value             1.05%
      Capital Value                0.60%      Money Market             0.48%
      Equity Growth                0.75%      Real Estate              0.90%
      Government Securities        0.46%      SmallCap                 0.85%
      Growth                       0.60%      SmallCap Growth          1.00%
      International                0.85%      SmallCap Value           1.10%
      International Emerging                  Utilities                0.60%
      Markets                      1.25%*
      International SmallCap       1.20%
      LargeCap Stock Index         0.35%*




    * After waiver.


The Fund also entered into an agreement with the Manager for the Limited Term Bond Account which was added to the Fund as of May 1, 2003. Under that agreement, the Fund will pay the Manager 0.50% (an annual rate calculated as a percentage of the average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2002. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

ASSET ALLOCATION ACCOUNT


The past year has been a challenging investment environment. The stock market finished down for a third consecutive year, as the S&P 500 Index returned -22.1% in 2002. Equity markets outside the U.S. fared little better. Since the equity
market peak of March 2000, the S&P 500 has now fallen over 40%.   The severe
market performance of 2002 has been particularly surprising given a benign environment in which global GDP growth was positive, aggregate recurring profits bottomed and stabilized, and monetary policy remained supportive. However, investors' fears of a double dip recession coupled with deflation, and the growing distrust of corporate financial statement integrity, cast a cloud over risky assets and induced further flights to quality. These fears culminated in October, when the S&P 500 fell to 776, a five year low. The subsequent equity rebound, which started in early October, was largely precipitated by a combination of cheap valuations, extremely oversold market conditions, and a host of better than expected growth indicators. As equities recovered some of 2002's losses, bonds, which had been a beneficiary of the heightened risk aversion, lagged. The Lehman Brothers Aggregate Bond Index returned 1.6% in the fourth quarter. Even with this lackluster performance, bonds had one of their best years, as the Lehman Aggregate Bond Index returned 10.26% for the full year.



GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  Life of Fund
-12.94%   2.09%    7.05%*

* Since inception 6/1/ 94


In Thousands

      Morgan Stanley
         Capital
       International
       EAFE (Europe,     Lehman Brothers              Morningstar        Asset
      Australia and      Aggregate Bond    S&P 500   Domestic Hybrid  Allocation
     Far East) Index         Index          Index       Category        Account
           10                  10            10            10             10
"1994 "  10.048               10.051        10.204        10.006         10.052
"1995 "  11.174               11.907        14.039        12.494         12.128
"1996 "  11.850               12.339        17.262        14.127         13.696
"1997 "  12.061               13.530        23.021        16.704         16.187
"1998 "  14.473               14.706        29.599        18.792         17.673
"1999 "  18.375               14.585        35.827        20.340         21.117
"2000 "  15.771               16.281        32.563        20.759         21.457
"2001 "  12.363               17.655        28.695        19.927         20.616
"2002 "  10.392               19.466        22.351        18.000         17.948

LOGO



For the year ended December 31, 2002, the Asset Allocation Account declined -12.94%, underperforming a financial benchmark decline of -8.8% (comprised of a blend of 45% S&P 500, 15% MSCI EAFE [net], and 40% Lehman Aggregate) and the Morningstar Domestic Hybrid Median return of -10.3%. The portfolio's underperformance in the year can be attributed to both asset allocation and security selection. We entered the year with an underweight allocation to equities. Mid year, our valuation models began to indicate significant cheapness in equities, particularly relative to bonds. Additionally, economic data began to indicate that the U.S. economy had turned a corner and that recovery, supported by an easy Fed, was in sight. We increased our equity weighting to an overweight position at the end of June. As markets declined to a low on October 9, the portfolio's constructive posture was not rewarded. As the markets rebounded in October and November, the portfolio was able to regain some lost ground. As of December 31, 2002, our allocation to U.S. equities was 48.5% with a 19.6% allocation to non-U.S. equities. Our allocation to high-quality U.S. fixed income and cash was 31.9%.


Security selection strategies also endured a difficult environment in 2002. The corporate scandals of Enron, Tyco and WorldCom created a jittery environment in which even high quality managements such as GE suffered from negative aspersions and saw their stock price heavily punished. The lack of earnings visibility contributed to further havoc in the markets, as relative growth prospects and relative valuation became obscured by many uncertainties. These difficulties were reflected in the bond markets as well. Corporate bonds endured one of their most difficult years ever, as the number of downgrades and defaults skyrocketed. High profile bankruptcies such as Enron and WorldCom captured the newspaper headlines, but belied the multitude of credit worries in the market.
 In this environment, both equity and fixed income security selection underperformed.


Partially offsetting these detractors from performance, our allocation to non-U.S. equities (-12.6%) contributed positively to performance, as it outperformed the MSCI EAFE benchmark (-15.9%) and U.S. assets.


The market fallout of 2002 has been a surprising outcome in a year where global GDP improved, earnings bottomed, and monetary policy remained supportive. In past economic inflection points, the stock market has usually led the real economy by 6-9 months, instead of the reverse. One explanation for the anomaly in 2002 might be that certain sectors, and perhaps the stock market as a whole, entered the economic recovery still somewhat expensively valued and with balance sheets still stretched. Having endured another catharsis last year, we believe that equities are now poised for some upside in 2003. While our global economic outlook is not that of a strong rebound, we maintain our view that the world has entered a healing phase in which marginal improvements in the economy and corporate profits will result. Equity valuations are still significantly cheap, and sentiment is slightly oversold. In this environment, stable to slightly positive economic performance could support higher equity prices. Bonds, on the other hand, are still priced for a significantly weaker economic environment. With real yields 100 to 150 basis points below their historic average, economic results would have to be very dire for interest rates to fall much further. As a result, we maintain an overweight to equities, an underweight to fixed income, and a small overweight to cash.



BALANCED ACCOUNT

The U.S. stock market posted a third consecutive year of steep losses in 2002, and the S&P 500 Index fell 22.11% while the Russell 2000 Index declined 20.48%.
 Bonds remained the mirror images of equities and the Lehman Aggregate Index delivered a 10.26% total return in 2002. Although equities have posted bigger annual, absolute declines than seen in the past three years, their relative performance shortfalls vs. bonds in 2000, 2001 and 2002 all rank among the worst five annual performances in the last 75 years.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year  10 Year  Life of Fund
 -13.18% -1.51%    5.29%     7.78%*

* Since inception 12/ 18/87


In Thousands

                     Lehman Brothers    Morningstar
       S&P 500         Aggregate       Domestic Hybrid
        Index          Bond Index         Category         Balanced Account
         10               10                10                    10
"1993 "11.008           10.975             11.207                11.106
"1994 "11.153           10.655             10.920                10.874
"1995 "15.344           12.623             13.636                13.547
"1996 "18.867           13.081             15.418                15.326
"1997 "25.161           14.343             18.230                18.074
"1998 "32.351           15.589             20.509                20.227
"1999 "39.158           15.461             22.199                20.712
"2000 "35.591           17.259             22.656                20.739
"2001 "31.363           18.716             21.747                19.296
"2002 "24.429           20.636             19.644                16.753

LOGO


For a third consecutive year, large-cap value stocks significantly outperformed growth stocks, and the Russell 1000 Value Index fell 15.52% vs. -27.88% for the Russell 1000 Growth Index. Our asset allocation work has highlighted the relative appeal of value over growth for almost three years, and the portfolio's overweighted position in value stocks again provided a solid relative return contribution.


Small company stocks, which had managed to avoid the bear's claws for much of 2000 and 2001, finally succumbed to the market downdraft last year. SmallCap stocks peaked on a relative basis in April, and the 20.48% decline in the Russell 2000 Index basically matched the 22.11% loss in the S&P 500 Index. The portfolio's overweighted position in small-cap stocks, which helped returns in 2000 and 2001, had little impact on relative return comparisons against peers and the benchmark.


For the year, the Balanced Account underperformed both its peer group and the benchmark mix of 60% S&P 500/40% Lehman Aggregate Index. The full-year return contribution from asset allocation positioning negatively impacted performance.
 Specifically, the portfolio's overweighted stance in equities relative to bonds more than offset the positive performance of overweighted positions in value and international stocks. The portfolio's equity holdings trailed their respective indexes. Most of the underperformance occurred during the fourth quarter, when low-quality stocks staged a large rebound. The portfolio is underexposed to these stocks.

BOND ACCOUNT


Corporate scandals and subsequent SEC investigations into accounting practices caused dramatic market volatility in 2002. Companies such as WorldCom, Tyco, Qwest, and Adelphia Communications were among those companies with the most blatant misconduct, especially among upper management. These revelations sent shockwaves through the market and helped delay hopes for a strong economic recovery. Instead, consumer confidence plunged and corporations further tightened capital spending while at the same time stirring up speculation of a
possible double-dip recession.   The federal funds rate, which stood at 1.75% at
the start of the year, was lowered to 1.25% in November as it became evident the market and economy needed additional stimulus. U.S Treasury yields fell dramatically across all maturities and the 10-year Treasury yield declined from 5.16% to 3.81% during the course of the year as investors looked for safe haven investments.


GROWTH OF $10,0 00


Total Returns of the Account as of December 31, 2002


1 Year  5 Year  10 Year  Life of Fund
9.26%    6.04%    7.23%    8.44%*

* Since inception 12/18/87



In Thousands

        Lehman Brothers    Morningstar
        Aggregate Bond   Intermediate-Term
           Index           Bond Category        Bond Account
            10                 10                   10


"1993"    10.975             11.039               11.167
"1994"    10.655             10.627                10.843
"1995"    12.623             12.471                13.247
"1996"    13.081             12.883                13.56
"1997"    14.343             14.012                14.997
"1998"    15.589             15.052                16.15
"1999"    15.461             14.868                15.732
"2000"    17.259             16.273                17.017
"2001"    18.716             17.471                18.399
"2002"    20.636             18.848                20.103

LOGO



The flight to quality trade pushed corporate bond risk premiums wider and caused investment grade and below investment grade corporate bonds to underperform all fixed income sectors during 2002. Structured sectors such as commercial mortgage-backed securities (CMBS) and auto and credit card asset-backed securities (ABS) benefited from these trades, as well as the decline in swap rates. U.S. agencies also performed well as a result of their high quality.
  With the exception of below investment grade corporate bonds, mortgage backed securities (MBS) posted the worst total return performance for 2002, driven by record prepayments caused by 50-year low mortgage rates.


The Bond Account underperformed the Lehman Brothers Aggregate Bond Index during
the year with a return of 9.26% versus 10.26% for the index.   The portfolio's
underperformance was driven by an out-of-index allocation to below investment grade corporate bonds and a slightly overweighted position vs. the Index to investment grade corporate bonds. Specifically, overweighted positions in utilities and telecommunications at the beginning of 2002 had the most negative impact on the portfolio. Underweighted positions in U.S. agencies and Treasuries were also detrimental to performance. The portfolio benefited from overweighted positions to CMBS and auto and credit card ABS. The portfolio was generally neutral to MBS during 2002.


Investor risk aversion modestly declined during the fourth quarter of 2002. We expect this trend to continue as investors extend their investment horizon through 2003, and we anticipate improving economic conditions. However, uncertainty surrounding corporate earnings and headline risk remains high.
 These conditions make industry allocation and security selection imperative within the corporate bond market. Company-specific risk coupled with geopolitical uncertainty will cause many investors to remain cautious with regard to corporate bonds. Credit fundamentals are slowly improving and must continue this trend in order for corporate bonds to outperform in 2003.
 Investors will focus on corporations' ability to reduce leverage, through stable earnings growth and cash flow generation. The portfolio will be positioned more aggressively within the corporate bond sector when corporate earnings and economic growth strengthen and the geopolitical environment becomes more stable. CMBS and ABS will remain overweighted vs. the Index because these sectors provide attractive yields in stable, high quality securities. U.S. Treasuries and agencies are currently underweighted and will be further underweighted as the economy strengthens and the geopolitical environment stabilizes. MBS are overweighted vs. the Index and will be further overweighted as U.S. Treasury yields stabilize and/or begin to rise.


CAPITAL VALUE ACCOUNT

The Capital Value Account outperformed both the Morningstar Peer Group and the Russell 1000 Value Index for the year ended December 31, 2002. The portfolio strategy focuses on stock selection as a driver of performance. During the year, this strategy was consistently applied, and contributed to the portfolio's outperformance.

GROWTH OF $10,000


Total Returns of the Account as of December 31, 2002

1 Year  5 Year  10 Year   Life of Fund
-13.66% -2.49%   7.18%     11.67%*

* Since inception 5/ 13/70



In Thousands

        Russell       Morningstar
       1000 Value     Large Value
         Index         Category         Capital Value Account
          10              10                    10
"1993 " 11.807          11.325                 10.779
"1994 " 11.573          11.233                 10.832
"1995 " 16.012          14.859                 14.288
"1996 " 19.477          17.948                 17.645
"1997 " 26.329          22.796                 22.68
"1998 " 30.444          25.782                 25.76
"1999 " 32.682          27.491                 24.655
"2000 " 34.976          28.995                 25.188
"2001 " 33.021          27.438                 23.16
"2002 " 27.896          22.247                 19.996

LOGO


In 2002, the market declined as investors juggled concerns over lackluster corporate profits, pending military action in Iraq, waning consumer confidence and continued revelations of corporate misdeeds. The majority of the portfolio's outperformance relative to the Index was led by superior stock selection within three sectors: financials, telecommunication services, and industrials. The portfolio's concentration on companies with improving business fundamentals and low valuation multiples (low price to earnings or price to cash flow multiples relative to other companies within the same sector) were both positive contributors to outperformance for the year.


We maintain our outlook for a moderately improving economy over the next several quarters. Key risks to our outlook are the sustainability of U.S. consumer strength, as well as any escalation of military action in the Middle East.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style where security selection drives excess returns relative to the designated Index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year  5 Year   Life of Fund
 -27.72% -2.05%     9.82%*

* Since inception 6/1/94


In Thousands

                     Russell        Morningstar
        S&P 500    1000 Growth      Large Growth    Equity Growth
         Index        Index          Category          Account
          10           10               10                10
"1994"  10.204        10.191          10.114            10.259
"1995"  14.039        14.04           13.378            14.792
"1996"  17.262        17.192          15.913            18.941
"1997"  23.021        22.84           19.891            24.784
"1998"  29.599        29.011          26.566            29.481
"1999"  35.827        35.077          37.118            41.126
"2000"  32.563        32.341          31.888            36.31
"2001"  28.695        28.315          24.353            30.914
"2002"  22.351        22.185          17.6              22.345

LOGO


The Equity Growth Account underperformed the S&P 500 for the year and exceeded
both the Russell 1000 Growth Index and the Lipper peer group median.   Security
selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years due to slower consumer spending. Industrial performance was dragged down by Tyco and General Electric. Our portfolio managers liquidated Tyco during January when company management was considering spin-offs of the individual businesses. In our opinion, this would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. In terms of allocation, our underweight to energy detracted from performance. We view exploration and production companies as a hedge given the possibility of war. An underweight to financials detracted from performance. We favor diversified financial companies such as Freddie Mac. This company experienced exceptional growth in 2002 due to the mortgage refinance boom. Our overweight to information technology detracted from relative performance.


The second half recovery did not unfold as businesses chose to hang on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment and we believe are well positioned to benefit from a recovery in technology. Our overweight to health care proved positive, however, security selection detracted from relative performance. We are cautiously optimistic the economic recovery will continue as we see signs of stabilization. Recent data on purchasing activity is encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending.


At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general.
 We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

GOVERNMENT SECURITIES ACCOUNT


The Government Securities Account returned 1.44% in the fourth quarter vs. the Lehman Mortgage-Backed Securities (MBS) Index 1.36% return. For the year, the account gained 8.80% vs. 8.75% for the Lehman MBS Index. This out performance reflects the account's slightly longer duration in the fourth quarter.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
 8.80%   7.09%   7.23%     8.25%*

* Since inception 4/ 9/87


In Thousands

     Lehman Brothers      Morningstar
     Mortgage-Backed  Intermediate Government    Government Securities
       Bond Index          Category                     Account
          10                10                           10
"1993"    10.684            10.803                       11.007
"1994"    10.512            10.369                       10.508
"1995"    12.278            12.072                       12.512
"1996"    12.935            12.41                        12.931
"1997"    14.163            13.459                       14.274
"1998"    15.149            14.462                       15.455
"1999"    15.431            14.254                       15.41
"2000"    17.153            15.788                       17.167
"2001"    18.563            16.868                       18.473
"2002"    20.187            18.398                       20.099

LOGO



For 2002, the account benefited from its overweighted position in 6.0% mortgages and by having a slightly longer duration than the Lehman MBS (mortgage-backed securities) Index. Declining mortgage rates produced a record number of mortgage refinancings that diminished the performance of premium 7.0% and 7.5% mortgages during the period. The account was overweighted in discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to better participate in the bond market rally.


In fourth quarter, the bond market reacted to further signs of a weakening economy and an end to government surpluses. During this period long-term interest rates fell by 0.50%. This interest rate decline, and a longer portfolio duration, combined with faster principal repayments from refinancing activity caused the account to outperform relative to the index.



GROWTH ACCOUNT


For the full year 2002, the Growth Account declined 29.07%, lagging the 27.88% decline of the Russell 1000 Growth Index. Performance was helped by solid stock selection in consumer staples and health care. Performance was hurt by stock selection in the technology sector.


GROWTH OF $10,000

Total Returns of the Account as of December 31, 2002
 1 Year  5 Year   Life of Fund
 -29.07% -7.67%      2.79%*

* Since inception 5/ 2/94


In Thousands

       Russell         Russell     Morningstar
     Midcap Growth   1000 Growth  Large Growth
        Index           Index       Category         Growth Account
         10              10            10                 10
"1994" 10.107          10.527        10.132             10.542
"1995" 13.541          14.441        13.402             13.243
"1996" 15.908          17.781         5.942             14.900
"1997" 19.494          23.201        19.928             18.917
"1998" 22.976          32.182        26.616             22.957
"1999" 34.760          42.854        37.188             26.729
"2000" 30.679          33.246        31.948             24.016
"2001" 24.494          26.457        24.399             17.892
"2002" 20.528          19.081        17.633             12.691

LOGO



Over the past year, the market favored defensive technology holdings that will likely have limited growth potential when the economy recovers. The Account holds more cyclical technology issues that lagged the sector in the economic contraction. The portfolio is well positioned for an economic rebound and should perform well when the economy improves.


The Account benefited from strong performance in individual stocks in the health care and consumer staples sectors. The portfolio sidestepped earnings difficulties in the pharmaceutical industry and was more heavily invested in the better performing medical device arena.


For all of 2002, growth stocks declined 27.88%, significantly underperforming value stocks, which lost 15.52%. A sluggish economy and geopolitical tensions continued to plague the market for most of the year. Most industry sectors were impacted but manufacturing, capital goods and technology were particularly hard hit. Consumer spending held up relatively well. With lower valuations and the evidence of a slowly developing recovery, we think 2003 will be a better environment for growth stocks.


INTERNATIONAL ACCOUNT


Global equity markets experienced weak performance during 2002. Even with a rebound in the fourth quarter, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) was down 15.94% for the full year. The negative returns were driven by the weak global economic environment and companies' subsequent negative earnings revisions. The European region was particularly weak in 2002 and Japan outperformed the MSCI EAFE Index. Emerging markets continued to outperform developed markets. On a sector basis, information technology and telecommunication services stocks lagged index returns. The top performing sectors were consumer staples, energy and basic materials.

LOGO

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2002
        1 Year  5 Year  Life of Fund
        -16.07% -4.20%    2.61%*
* Since inception date 5/2/94

In Thousands

        Morgan Stanley
         Capital
        International
        EAFE (Europe,       Morningstar
        Australia and      Foreign Stock
        Far East) Index      Category        International Account
            10                 10                   10
"1994"      10.048             9.765                9.663
"1995"      11.174             10.724               11.032
"1996"      11.85              12.053               13.8
"1997"      12.061             12.707               15.489
"1998"      14.473             14.359               17.035
"1999"      18.375             20.747               21.452
"2000"      15.771             17.498               19.663
"2001"      12.363             13.661               14.891
"2002"      10.392             11.427               12.498



The International Account returned -16.07% for the year, underperforming the Index. The majority of the underperformance occurred in the first quarter and was primarily due to weak stock selection in health care, consumer discretionary and consumer staples. This was partially offset by strong performance in energy, financials and telecommunication services. Positive sector allocation was effectively offset by negative currency attribution. The portfolio outperformed the Morningstar Foreign Stock Category, which reported a median return of -19.23% in 2002.


We strongly believe in our bottom-up, borderless investment approach. In 2002, we added resources to the Account, including additional research analysts and a more robust quantitative screening system. Both are intended to improve our attribution from stock selection in 2003.



INTERNATIONAL EMERGING MARKETS ACCOUNT


The MSCI Emerging Markets Free (EMF) Index fell 7.97% in 2002, the third negative year in a row, as global markets continued to be weak in the face of increased geopolitical tensions and a still weak global economy. On the other hand, emerging markets outperformed the S&P 500 Index (-22.11%), the NASDAQ (-31.53%) and the MSCI EAFE (Europe, Australasia, Far East) Index (-15.94%).
 Eastern Europe/Middle East/Africa Index (EEMEA) was the best performing region, increasing 6.91% for the year. The strong currency in South Africa drove returns higher. Asia followed EEMEA, falling 4.25% for the year. Korea was a strong performer, although that was concentrated in the first quarter of the year. Latin America fell 23.00% in 2002, as Argentina and Brazil experienced significant currency devaluations.


LOGO

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2002
        1 Year          Life of Fund
        -7.63%            -8.16%*
* Since inception 10/24/00


In Thousands

        Morgan Stanley
          Capital
        International       Morningstar
        EMF (Emerging       Diversified         International
        Markets Free)     Emerging Markets     Emerging Markets
           Index              Category             Account
             10                  10                   10
"2000"     8.686               9.33                 9.386
"2001"     8.452               8.982                8.988
"2002"     7.945               8.452                8.302



The International Emerging Markets Account fell 7.63% for the year, underperforming the MSCI EMF Index, which fell 6.00%. 2002 witnessed another financial crisis (Brazil) and a weak global economy. The Brazilian financial crisis caused Latin America to underperform the rest of emerging markets. The MSCI EMF Index was very volatile over the course of the year. An initial rally was followed by a grinding sell off in the second and third quarters, a sharp rally in October, and another slow sell off in the last two months of the year. The portfolio benefited during the year from good stock selection, especially in Malaysia, Israel and China. The portfolio also gained from positive allocation in Czech, Hong Kong, India and Taiwan. On the other hand, negative stock selection in Taiwan, South Africa and South Korea accounted for the underperformance.


There are several significant questions to be resolved in 2003 including the effect of significant rate cuts by the Federal Reserve that highlight the dangers of inflation and deflation; dollar weakness and the potential for competitive devaluations against the yen and the euro; and the attraction of gold and real assets in a low growth, high liquidity environment. The portfolio is positioned to benefit from an increase in corporate spending, especially in technology. We are skeptical of continued strength in consumer activity in developed markets, and maintain a defensive tilt toward the consumer sector. Gold and platinum stocks should provide a hedge for global currency volatility and fears of inflation and/or deflation. The emerging markets asset class is dominated by companies that export commodities, technology and consumer goods and will benefit from a long awaited increase in growth.


Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy stocks undervalued we believe are with clear growth outlooks.



INTERNATIONAL SMALLCAP ACCOUNT


Global equity markets declined for the third consecutive year in 2002. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index was down 7.82% for the year. International small companies extended their outperformance over large companies in 2002. The MSCI EAFE Small Cap Index outperformed the MSCI EAFE Index by 8.12%.


GROWTH OF $10,000


Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
 -16.20%     0.15%*

* Since inception 5/1/98


      Morgan Stanley
        Capital
      International
      EAFE (Europe,
      Australia and          Morningstar
      Far East) SmallCap    Foreign Stock        International
         Index                Category          SmallCap Account
          10                    10                    10
"1998"  10.000                 9.672                 8.963
"1999 " 11.973                13.975                17.371
"2000 " 11.068                11.787                15.373
"2001 "  9.683                 9.202                12.014
"2002 "  8.926                 7.697                10.068

LOGO



The Asia Pacific excluding Japan markets were the strongest this year, and the MSCI Pacific excluding Japan Small Cap Index was up 8.68%. Europe was the weakest region, with the MSCI Europe Small Cap Index down 12.44%. Japan and Canada were both outperforming regions, with the MSCI Japan and MSCI Canada Indexes down 5.18% and 3.16%, respectively.


Currency movements had a significant impact on returns in 2002. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added 13.17% to MSCI EAFE Small Cap Index returns.


The information technology sector led international small-cap markets down again in 2002, declining 50.22%. Other underperforming sectors included industrials, energy and health care. The materials sector was the top international small-cap sector, rising 17.00%. Other outperforming sectors included utilities, consumer staples, financials and consumer discretionary.


The International SmallCap Account declined by 16.20% in 2002, underperforming the MSCI EAFE Small Cap Index by 8.38%. The largest contributor to this underperformance was poor stock selection in the health care, consumer discretionary, financials and materials sectors. Strong stock selection in the information technology, industrials, energy and utilities sectors added to performance for the year. The portfolio also benefited from an underweighted position in the information technology sector throughout the year.


From a regional perspective, poor stock selection in Asia Pacific excluding Japan was the biggest detractor from performance in 2002. The portfolio also suffered due to poor stock selection in Japan and the United Kingdom. Strong stock selection in Europe and exposure to Canada helped performance for the year.


We continue to focus on identifying attractively valued companies that are exhibiting positive fundamental business improvements.

LARGECAP BLEND ACCOUNT

We are pleased with our positive relative performance, despite what has continued to be a tough overall environment for equities. Since inception, through the period ended December 31, 2002, the LargeCap Blend Account declined (15.47)%, less than the S&P 500 Index which fell (17.30)%. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early 2002, equities resumed their downtrend as hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals, as well as terrorism fears and concerns about conflicts with Iraq.


Overall, no equity class was immune to deeper bear market losses, and stocks of all levels of capitalizations, in both the growth and value camps, delivered similarly negative performance. In the latter portion of the year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Since inception of the Account through year-end 2002, the S&P Barra Value Index declined 17.77%, while the S&P Barra Growth Index fell 17.04%. At the end of the calendar year, the Account held 53% of its assets in value stocks with the remaining 47% in growth stocks.


Our strong relative performance since inception resulted essentially from sector allocation while security selection was neutral. Amongst sectors, the Account benefited most from being underweight Information Technology and Consumer Discretionary, while being overweight Healthcare and Industrials. Security selection was strongest within Utilities, Information Technology and Industrials, offset by weaker selection in Consumer Staples, Healthcare and Materials.


Many question whether the fourth quarter rally is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism that still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure.


While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. Within the LargeCap Blend Account, we are sticking to our discipline of looking for companies that we believe have attractive risk/ reward characteristics as compared to the rest of the market. We continue to be well diversified, reasonably balanced with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

LARGECAP STOCK INDEX ACCOUNT


The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year    Life of Fund
-22.44%     -10.33%*

* Since inception date 5/3/99



In Thousands

                     Morningstar
        S&P 500      Large Blend      LargeCap Stock
         Index        Category        Index Account
         10             10                10
"1999"  10.94          11.153            10.893
"2000"  9.943          10.376            9.84
"2001"  8.762          8.957             8.649
"2002"  6.825          6.985             6.708

LOGO



The portfolio lagged the S&P 500 Index during 2002, with a return of -22.44% vs. -22.11% for the Index. The Account performed within our expectations and the difference in returns was mainly due to Account operating expenses.


Equity returns and economic performance diverged in 2002. Stock prices fell again for a third year in a row, which is only the fourth such occurrence since 1900. No sector or area of the economy was immune from the wrath of the bear market. Technology and telecommunication services stocks led the carnage with declines in excess of 35%. On the whole, indexes composed of small and mid-cap stocks had smaller losses than large caps. The technology-heavy Nasdaq Composite Index led the declines with a 31.5% loss. The Dow Jones Index of 30 industrials fell 15.0%. Profits plunged for the major stock indexes. Earnings declines on the S&P 500 Index reached 65%, the worst performance since the 1930s. Record large bankruptcies and SEC investigations of accounting fraud were also instrumental in the stock market decline. 2002 ended with a rally in the fourth quarter led by technology and telecommunications stocks but it wasn't enough to offset earlier losses.


In contrast, the performance of the U.S. economy throughout 2002 was anything but tragic. Real economic growth for the year was just under 3%, not what it was in the late 1990s but still very good. Announced layoffs fell dramatically as did initial claims for unemployment compensation. Commodity prices rose steadily from low levels, indicating strong underlying demand, which is usually a harbinger of a better economy. The housing market was on fire with another record year for home sales. Sales of autos and light trucks were also strong.
 Activity in both houses and autos was helped by the lowest interest rates in decades as the Federal Reserve (Fed) lowered the fed funds rate to a 40-plus year low of 1.25%. Both fiscal and monetary policy are very stimulative. It appears that the economic momentum may be shifting from consumers to business.
 Capital spending rose in the fourth quarter for the first time in two and a half years. If this trend continues, the recovery now underway would grow into one that can be sustained for the next several quarters or years.



LARGECAP VALUE ACCOUNT

Despite a fourth-quarter rebound, the S&P 500 ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the collapse in technology stocks, corporate malfeasance and the threat of war. The market thus posted its third consecutive annual loss for the first time since 1939-1941. This bear market has not only been among the most severe since World War II; it has been the longest.


The LargeCap Value Account began trading during the end of the first half of the year, since that time, the portfolio declined, but outperformed its benchmark. The majority of outperformance came during the fourth quarter, where a strong tech and telecom rally fueled markets. Strong stock selection in the technology sector contributed the most to our premium during this period. Our holdings with sizable telecom exposure performed the best. For example, in the fourth quarter, Nortel and Corning gained 198% and 107%, respectively. We expect demand for local and long distance fixed-line equipment, which fell from $90 billion in 2000 to $35 billion in 2002, to rise to $60 billion by 2006. When it does, Nortel should enjoy a robust revenue and earnings recovery. Its longer- term earnings prospects should also be enhanced by industry consolidation: The sharp industry downturn of the last three years drove many current and would- be competitors out of the market.

On the negative side, our overweight of the weak auto and transportation sector detracted from relative returns, particularly Delphi Automotive, Dana and Goodyear Tire & Rubber. Many auto suppliers' stocks traded down on concerns about likely production cuts at the Big Three automakers. Stock selection in the integrated oils sector was another drag on performance, as the recent Venezuelan oil workers' strike put a further damper on the sector.


The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while our portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, our portfolio is more diversified by sector than usual. In this environment, we believe that stock selection based on our deep research capabilities will be the key to outperformance.



MIDCAP ACCOUNT


There has been no change in strategy in the past year. Our focus is on purchasing stocks of high quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting stocks for the portfolio. We believe this strategy will result in superior returns over time while moderating volatility.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  5 Year  10 Year  Life of Fund
-8.75%   3.37%   10.53%     13.06%*

* Since inception 12/18/87

In Thousands

       Russell     Morningstar
       Midcap     Mid-Cap Blend
       Index        Category          MidCap Account
        10            10                    10
"1993" 11.430        11.450               11.928
"1994" 11.191        11.266               12.021
"1995" 15.046        14.510                5.509
"1996" 17.905        17.464               18.783
"1997" 23.099        22.083               23.056
"1998" 25.430        23.578               23.906
"1999" 30.066        27.987               27.023
"2000" 32.546        28.93                30.966
"2001" 30.714        27.495               29.817
"2002" 25.741        22.799               27.208

LOGO



The MidCap Account outperformed the Russell MidCap Index for the year, posting a -8.75% return, compared to a -16.19% return for the Index. A focus on high quality companies enhanced performance as many low quality companies experienced severe problems. In addition, we were able to avoid some problems by monitoring the companies in the portfolio for early warning signs of trouble. The highest contributing sectors were the technology, financial, and health care sectors.


The strategy of the Account is evident in the characteristics of the Account vs. the Index. Two key measures of the quality of a business are return on equity
(ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the Account's portfolio have an ROE of 20% vs. 12% for the Index. Net margin is also higher for the companies in the Account, at 13% vs. 8% for the Index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 17 and are less expensive than the index companies' P/E of 19. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT


Most major equity indices ended down for the third consecutive year, which has not happened in 60 years. The first half of the year witnessed a disconnect between the economy and the equity markets. While the economy exhibited continued signs of recovery, the equity markets continued to trend lower. A lack of confidence on the part of investors played a major role in the poor performance of the markets. The almost daily headlines of alleged financial misdeeds at companies such as Adelphia, Enron, Global Crossings, Tyco and Worldcom caused investors to question the accuracy of every company's financial reports. The lack of confidence led to net flows out of the market by both domestic and foreign investors, as they left the market until the financial accounting issues were resolved.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-26.27%     -7.13%*

* Since inception date 5/1/98

In Thousands
     Russell        Morningstar
   Midcap Growth   Mid-Cap Growth     MidCap Growth
      Index           Category           Account
       10                10                 10
"1998"10.328           10.258              9.66
"1999"15.625           16.813             10.691
"2000"13.791           15.653             11.557
"2001"11.011           12.322              9.602
"2002" 7.994            8.93               7.08

LOGO



As investors began to regain faith in the markets, the second half of the year brought fears of a double-dip recession. The domestic equity markets labored under the weight of corporate earnings shortfalls and a sputtering economic recovery. Continued headlines about alleged corporate misdeeds also weighed on the market and escalating talk of a war with Iraq further clouded the investment horizon. Late in the year, the equity markets had a strong six-week rally that lifted all benchmarks into positive territory for the fourth quarter. This rally allowed the markets to finish the year on a positive note and provided optimism for 2003.


The MidCap Growth Account returned -26.27%, outperforming the Russell Midcap Growth Index return of -27.4% for the year. The Account also outperformed the median return of Midcap Growth managers which was -29.0%. This placed the portfolio in the 41st percentile of Midcap Growth peers for 2002.


Strong stock selection in the Technology sector helped the portfolio outperform the benchmark. Owning names possessing good value characteristics and stable earnings such as Symantec Corp, Garmin Ltd. and Lexmark International helped the portfolio. These companies posted positive returns as consumers continued to spend on technology. The portfolio also benefited by avoiding expensive benchmark names with little or no earnings such as Broadcom Corp and PMC-Sierra Inc. that were dependent on business spending.


The portfolio was hurt by poor stock selection in the Consumer Cyclicals sector.
 Holding names such as Best Buy Co. and Nautilus Group, which were both down over 50% during the year, was costly as the companies reduced earnings forecasts when consumers began to reduce their spending on discretionary items.


We expect to see a continued improvement in the economy during 2003 fueled in large part by business spending. This should translate into improving margins and higher earnings from corporations. The direction of the market will be further determined by how the government resolves the situations with Iraq and North Korea.


In the current environment, we believe that uncertainty will remain high in the market. However, as sector neutral portfolio construction is central to our process and strategy at all times, we do not plan to make any sector or industry bets based on top down macroeconomic perceptions. We will remain sector neutral at all times and allow our stock selection process to focus on those stocks that exhibit the characteristics that we believe investors value most highly at any point in time. Our blended valuation process, which uses both value type and growth-oriented fundamentally based inputs, continues to modestly overweight our value type factors. For example, during the past two years, we have had heavier weights on traditional valuation factors such as lower price to earnings multiples, dividend yields and positive margins. This has led us to purchase growth stocks with reasonable valuations which has benefited the portfolio.
 However, we have recently been adding weight to growth-oriented factors as the market starts to reward companies with good earnings momentum. Going forward we will continue to invest in firms we believe have positive earnings dynamics and fair valuations while we stay true to our midcap growth mandate. We believe a long-term, focused investment strategy will be rewarded.



MIDCAP VALUE ACCOUNT


We're cautiously optimistic about the prospect of a healthy recovery; however, while the New Year may yield strong economic activity, it may not. Accordingly, it's important to own quality companies that can perform well regardless of the economic environment. Thus, we focus on companies that possess solid balance sheets, generate ample cash flow, and strive to maintain competitive market positions - attributes we deem essential in withstanding a protracted downturn, should one occur. We also believe it's important to invest in these businesses at prices that don't reflect their intrinsic values; we've used market volatility to do so. Recently, we've discovered value opportunities in Health Care. We expect to benefit as investors return their focus to companies able to produce and/or grow earnings under various conditions. For balance, we also own companies that could experience rapid earnings expansion upon more-robust economic activity, but that have been overlooked by investors. These companies are, despite current conditions, generating cash flow, making prudent use of capital, and controlling inventory and expenses; we believe they'll endure the challenging environment and be well-positioned to benefit once it improves.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
-9.96%       6.67%*

* Since inception date 5/3/ 99

In Thousands

       Russell       Morningstar
     Midcap Value   Mid-Cap Value   MidCap Value
        Index         Category        Account
         10             10              10
"1999"  9.232          10.023          11.024
"2000" 11.003          11.709          14.445
"2001" 11.260          12.458          14.072
"2002" 10.173          10.850          12.670

LOGO



The MidCap Value Account declined just slightly more than the Russell MidCap Value Index over the one-year period ending December 31, 2002 (-9.96% vs. -9.64%). Portfolio sector selection was positive, while stock selection, namely within Financials and Utilities, was negative. The portfolio's overweight allocation to Energy, along with larger returns generated by portfolio holdings vs. index sector components, aided return relative to the Index. The underweight position in Utilities also contained portfolio losses relative to the Index. The small overweight in Information Technology on average over the period was a negative, as this sector was the largest detractor in both the Account and the Index. As of year-end, we are a bit underweight Information Technology.


Golden State Bancorp was the largest contributor to the Portfolio's total return. Citigroup agreed to acquire Golden State in May. Cigna Corporation was the largest detractor from total return; as indicated above, the position was sold.


Cash holdings did not contribute significantly the Account's relative performance. As of year-end, the Account had an 8% position in cash and cash equivalents. The Account will normally hold a cash position of 5% or less; cash flows, however, may occasionally have an impact.


Our strategy will, we believe, enable us to perform well under various economic scenarios, and to provide downside protection and upside participation.



MONEY MARKET ACCOUNT

The Federal Reserve (Fed) spent most of 2002 in a maintenance mode. The Fed held the targeted fed funds rate (overnight loan rate) at 1.75% until November when it cut by .50% to 1.25%.


During the past 24 months, the commercial paper market (short-term obligations) witnessed the largest decline in supply in over 40 years. Outstanding commercial paper in December 2000 stood at $1.61 billion. As of December 2002, it had declined to $1.32 billion. Although the headline risk and economic weakness that helped create this situation are not completely over, the commercial paper market is expected to make a gradual rebound in 2003.


Money funds saw an outflow of $9 billion or 0.4% during 2002, according to the iMoneyNet Money Fund Report*. Although small, this is the first outflow experienced since 1983 and only the second outflow in the 31-year history of money funds. During November, net yields declined to below 1.00% and have continued to set record lows each week as the .50% rate cut is further realized.

The industry average maturity over the course of 2002 was in the area of 53-60 days. The Money Market Account's manager actively monitor the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the 9 to 13 month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the Money Market Account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


*The iMoneyNet Money Fund Report is a weekly publication that is widely accepted in the money market industry. The report publishes the average yield and maturity of over 300 money market funds.


REAL ESTATE ACCOUNT

Real estate stocks have provided positive returns in the past three years while the S&P 500 Index has experienced losses. The Real Estate Account's 7.72% return for 2002 stood out in a year when the S&P 500 Index was down 22.11%. The account also outperformed its benchmark, Morgan Stanley REIT Index, which had an annual return of 3.64%. There were many factors that benefited the Account, as security selection and allocation by property type were both strong. Security selection involving apartment and office owners was especially strong. The Account also benefited from its overweighted position in regional mall owners, who as a group averaged a return of 24.7%.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year    Life of Fund
7.72%       6.97%*

* Since inception date 5/1/98


In Thousands

                          Morningstar
     Morgan Stanley    Specialty - Real
      REIT Index        Estate Category     Real Estate Account
         10                  10                    10
"1998 "  8.577                8.592                9.344
"1999 "  8.187                8.304                8.925
"2000 " 10.382               10.449               11.689
"2001 " 11.714               11.382               12.712
"2002 " 12.14                11.849               13.693

The single stock that most materially contributed to strong annual relative results was Chelsea Property Group. This owner of high-end factory outlet centers delivered a return of 43.6% as it enjoyed a favorable retail environment and capitalized on acquisition and development opportunities.


The one sector contributing to poor relative Account performance was hotel owners. Fortunately, neither the Account nor the Index had a large exposure to hotels.


In 2002, investors sought safety and current income rather than risk and capital appreciation. As a result, fixed income investments and high dividend yielding stocks involving companies with solid balance sheets were in favor. Real estate conditions eroded throughout 2002 as hopes for a second half economic recovery faded. At the beginning of the year, earnings were expected to grow approximately 4%, but instead they ended the year flat. Consensus estimates for 2003 now suggest a 2% further decline. Fundamentals are expected to remain weak, as improving real estate demand tends to lag an economic recovery.


SMALLCAP ACCOUNT


The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. This is accomplished by systematically identifying and analyzing company fundamentals through in-depth research.
 Within this philosophical framework, we seek to purchase companies with positive or improving business fundamentals, rising investor expectations, sustainable competitive advantages and reasonable valuations. Over time, it is expected that this philosophy will provide superior returns and result in reducing portfolio risk.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-27.33%    -5.95%*

* Since inception date 5/1/98

In Thousands

                 Morningstar
      Russell    Small Blend
    2000 Index    Category     SmallCap Account
       10           10               10
"1998" 8.768        8.609            7.949
"1999"10.632       10.174           11.413
"2000"10.311       11.480           10.074
"2001"10.568       12.445           10.331
"2002" 8.404       10.433            7.508

LOGO



The Account underperformed the Russell 2000 Index by 7.75%, returning -27.33% vs. -20.48% for the Index. Just as in 2001, volatility in returns, sector leadership and style leadership persisted throughout 2002. Investors focused on the war on terrorism and tepid economic conditions, which helped drive market returns into negative territory. Economic sectors with the worst returns in 2002 included technology, telecommunications services and health care, each falling more than 35.0% by the end of the year. Only the financial sector was able to produce positive gains for the year. A defensive strategy would have had a much greater chance of success against the index in 2002. At the beginning of the year, the portfolio was positioned to take advantage of an expected improvement in economic conditions by maintaining a slight bias toward growth stocks. This positioning was detrimental to portfolio returns as the year progressed.


Looking ahead, worldwide economic and political concerns will continue to influence the markets and returns are likely to continue to be volatile. While the data on the health of the economy changes regularly, the majority of the evidence appears to favor a muted economic recovery. The Account managers will seek to add value by purchasing good businesses at reasonable prices. Over the long term, we are confident that this approach will result in strong investment returns as the market recognizes that these companies represent a combination of superior fundamentals and discounted valuations.


SMALLCAP GROWTH ACCOUNT

The stock market continued its bear market slide for a third consecutive year in 2002, with almost every market segment experiencing double-digit declines.
 Information Technology (-47.5%) and Telecommunications (-65.9%) stocks again led the market downward in the small cap growth universe, with lower beta sectors such as financials (+6.9%) and consumer staples (-17.0%) holding up comparatively well. The small cap Russell 2000 Index (-20.5%) again narrowly edged out the S&P 500 (-22.1%) in 2002. Note, however, that large-cap stocks were the winners in the second half as skittish investors moved to safe havens amid concerns about a weakening economy and a potential Iraqi war.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year   Life of Fund
-45.85%    -9.16%*

* Since inception date 5/1/98

In Thousands

      Russell      Morningstar
    2000 Growth    Small Growth   SmallCap Growth
       Index         Category         Account
        10              10               10
"1998"  8.965           9.341           10.296
"1999" 12.828          15.081           20.148
"2000"  9.951          14.220           17.345
"2001"  9.033          12.937           11.793
"2002"  6.301           9.260            6.386

LOGO


For the third year in row, small cap growth stocks underperformed small cap value, with the Russell 2000 Growth Index declining -30.3%, versus an -11.4% tumble for the Russell 2000 Value Index.


Over the past three years, small cap growth stocks have underperformed small cap value stocks by an unprecedented 28 percentage points per annum. We think this substantial performance discrepancy is unlikely to be sustained going forward, and we look for better performance by small cap growth stocks in the year ahead. Indeed, small cap growth stocks modestly outperformed small cap value stocks in the second half of 2002, which is the first signs of stabilization we have seen in this sector.


The Small Cap Growth Account experienced another disappointing year, falling by 45.85% compared with a 30.26% decline for the Russell 2000 Growth Index. As a result of disappointing returns in the first nine months of 2002, a new Sub-Advisor was hired to manage the Account beginning on October 1, 2002.
 Unfortunately, fourth-quarter results again trailed the benchmark (+2.87% vs. +7.51%), in part due to transition costs in the Account and a sharp speculative rally in low-quality stocks in October and November.


At present, we remain slightly defensive relative to the benchmark, with small overweights in Financials, Health Care, and Consumer stocks and a moderate underweight in Industrials.


As the Iraqi situation becomes better clarified and the economy strengthens, we plan to become moderately more aggressive. The degree of our aggressiveness will depend on how quickly fundamentals turn in the individual companies. We will keep a close eye on technology and health care fundamentals, in particular, as the market begins to turn.


As always, we remain committed to a diversified portfolio of high-quality small cap companies with strong business franchises and attractive competitive positions that generate strong gains at both the top and bottom lines. Over a full market cycle, this strategy should reward patient investors with excellent long-term results at reasonable risk.

SMALLCAP VALUE ACCOUNT


Small cap stocks were able to recover considerable ground as the reporting period ended, despite a difficult month in December. Many of the year's most beaten down sectors, namely telecommunications and technology, reversed the trend becoming the best performing sectors in the fourth quarter. A market that had previously been punishing risk embraced it in the fourth quarter, as micro-cap, high multiple and negative-earning stocks produced the best results.
 Macro-economic data, which had been quite weak over the summer, began to offer some signs of stabilization. The labor market has improved to the extent that layoffs have trended lower recently, yet hirings continue to be weak putting pressure on the consumer. The housing market was a source of strength over the quarter, but is unlikely to continue at this pace. Oil prices were led higher in December by the nearly month long strike of Venezuelan oil workers and the rising likelihood of a U.S.-led attack on Iraq, which could threaten our relationship with Middle Eastern oil strongholds.


GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

1 Year  Life of Fund
-8.86%     4.67%*

* Since inception date 5/1/98


In Thousands

       Russell      Morningstar
      2000 Value    Small Value    SmallCap Value
        Index         Category        Account
         10             10              10
"1998"  8.540          8.441            8.494
"1999"  8.413          8.820           10.316
"2000" 10.334         10.318           12.778
"2001" 11.783         12.104           13.577
"2002" 10.437         10.863           12.374

LOGO



For the year, the SmallCap Value Account strongly outperformed its Russell 2000 Value benchmark. In what was a disappointing year for equity markets in general, small cap value held up considerably better than did large cap stocks, as the S&P 500 declined over 22% and the Russell 2000 Value declined just 11.4%.
 While 4 of the 18 sectors that we looked at fell 40% or more in the Russell 2000 Value, some sectors were able to perform well in a difficult environment.
 Notably, the Finance and REIT sectors were up 7.7% and 2.2% respectively. Strong stock selection in the Consumer Cyclical, Insurance and Pharmaceutical
sectors benefited performance, while stock picks within the Finance, Software & Services and Telecommunications sectors modestly detracted from results.
 Neurocrine Biosciences, Lone Star Steakhouse and Boyd Gaming were among the positions that notably benefited performance. Alternatively, positions in Ocwen Financial and Microfinancial Inc. and CNH Global detracted from returns.


Looking ahead, investors should be comforted by a supportive Federal Reserve, a likely fiscal stimulus package and improved company balance sheets and reduced cost structures, laying the groundwork for investors to be rewarded in 2003.
 However, geopolitical risks remain a significant drag on the market. Additionally, the consumer has run up record high debt levels as they continued
to spend through the recession. Low interest rates and additional fiscal stimulus will be necessary for the consumer to maintain current spending levels. Growth is likely to rebound relative to value, and small-cap stocks in general should perform relatively well during an economic recovery.


UTILITIES ACCOUNT

In 2002 the utilities industry again posted negative returns like the overall market. Notably, the Utilities Account solidly outperformed the S&P Utilities Index by 16.28% and its peers by 10.58%, ranking in the 1st percentile.

GROWTH OF $10,000

Total Returns of the Account
as of December 31, 2002

 1 Year   Life of Fund
-12.61%     -2.50%*

* Since inception date 5/1/98




In thousands

                                     Dow Jones     Morningstar
                                     Utilities     Specialty -
        S&P Utilities   S&P 500       Index         Utilities     Utilities
           Index         Index      with Income      Category      Account
           10           10            10              10            10
"1998"     11.089       11.079        11.315          10.973        11.536
"1999"     10.104       13.41         10.667          12.766        11.8
"2000"     16.134       12.188        16.115          13.679        14.063
"2001"     11.224       10.74         11.885          10.753        10.168
"2002"     7.86         8.365         9.112           8.194         8.886

LOGO


The Account's performance reflected a redirected focus on higher quality, less volatile companies given the spate of problems in the electric utility and telecommunications industries, highlighted by the demise of Enron and WorldCom. In 2002 the Account was successfully transitioned from energy trading and wholesale power companies to well managed, competitively advantaged electric transmission, distribution and generation companies. The Account was also rebalanced with a bias toward stronger telecommunications companies with sizable economies of scale.


Another important performance contributor in 2002 was the Account's change in asset composition from primarily all common stock to a more even blend of common equity and hybrid preferred securities. The objective of adding hybrid preferred stock (an alternative fixed income asset class) was to better stabilize and diversify the Account, and to provide a higher income stream for retail investors while focusing on total return performance.


During 2002, the utility industry was impacted by weak wholesale electric prices, declining trading activity, higher interest expenses and excess generating capacity. These factors were further exacerbated by negative headlines. A preponderance of government investigations into energy trading practices and price manipulation as well as ultra conservative rating agency actions have panicked utility executives and investors alike. The result is a greater urgency by utilities to "get back to the basics" by selling noncore assets, reducing debt and stabilizing cash flow in an effort to appease investors, regulators and the rating agencies.


While the telecom sector has been hurt by WorldCom's mid-2002 Chapter 11 bankruptcy filing and an extremely competitive environment, it has gained strength largely due to concerted actions to improve free cash flow through noncore asset dispositions, reduced capital expenditures and delivering initiatives. Notably, telecoms Account for less than 16% of total investments in the Account.


Despite negative ratings and media pressure, fundamental weaknesses in the utility industry are manageable. Many utilities have solid balance sheets and the strong cash flow generation needed to navigate through this down cycle. Whether 2003 proves to be a pivotal year with most of the bad news behind the industry or just more of the same, we will continue to exercise caution given the overhang of potential event risk and protracted low investor confidence. The telecom landscape should continue to be challenging in 2003 underscored by decelerating wireless subscriber growth and heightened competition for local and long distance carriers and wireless services. The three big Bell companies - Bellsouth, Verizon and SBC - should continue to be core telecom holdings given their scale as well as strong balance sheet and cash flow metrics.


IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS BAA CORPORATE INDEX is an unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DOMESTIC HYBRID CATEGORY consists of domestic-hybrid funds that divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.


MORNINGSTAR FOREIGN STOCK CATEGORY consists of foreign-stock funds that can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.


RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $11.28      $12.02        $13.23     $12.30     $11.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.20        0.24          0.35       0.35       0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.66)      (0.71)        (0.17)      2.00       0.76
                           -----       -----         -----       ----       ----
 Total From Investment
            Operations     (1.46)      (0.47)         0.18       2.35       1.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.24)        (0.34)     (0.35)     (0.31)
 Distributions from
  Realized Gains......        --       (0.03)        (1.05)     (1.07)     (0.40)
   ----                                -----         -----      -----      -----
   Total Dividends and
         Distributions        --       (0.27)        (1.39)     (1.42)     (0.71)
   ----                                -----         -----      -----      -----
Net Asset Value, End
 of Period............     $9.82      $11.28        $12.02     $13.23     $12.30
                           =====      ======        ======     ======     ======
Total Return..........    (12.94)%     (3.92)%        1.61%     19.49%      9.18%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $82,409    $101,904       $94,905    $89,711    $84,089
 Ratio of Expenses to
  Average Net Assets..      0.84%       0.85%         0.84%      0.85%      0.89%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.79%       2.23%         2.67%      2.50%      2.51%
 Portfolio Turnover
  Rate................     255.3%      182.4%         67.8%      86.7%     162.7%

                            2002        2001          2000       1999       1998
                            ----        ----          ----       ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $13.73      $15.43        $15.41     $16.25     $15.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.34       0.40/(b)/      0.45       0.56       0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.11)      (1.42)/(b)/   (0.43)     (0.19)      1.33
                           -----       -----         -----      -----       ----
 Total From Investment
            Operations     (1.77)      (1.02)         0.02       0.37       1.82
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)      (0.47)           --      (0.57)     (0.49)
 Distributions from
  Realized Gains......        --       (0.21)           --      (0.64)     (0.59)
   ----                                -----                    -----      -----
   Total Dividends and
         Distributions     (0.40)      (0.68)           --      (1.21)     (1.08)
   ----                    -----       -----                    -----      -----
Net Asset Value, End
 of Period............    $11.56      $13.73        $15.43     $15.41     $16.25
                          ======      ======        ======     ======     ======
Total Return..........    (13.18)%     (6.96)%        0.13%      2.40%     11.91%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $110,545    $144,214      $167,595   $209,747   $198,603
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.58%      0.59%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --            --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.52%       2.73%/(b)/    2.74%      3.36%      3.37%
 Portfolio Turnover
  Rate................      87.8%      114.3%         62.6%      21.7%      24.2%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $11.84      $11.78        $10.89     $12.02      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.51       0.56/(b)/      0.85       0.81        0.66
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54       0.35/(b)/      0.04      (1.12)       0.25
                            ----       ----           ----      -----        ----
 Total From Investment
            Operations      1.05        0.91          0.89      (0.31)       0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)      (0.85)           --      (0.82)      (0.66)
 Distributions from
  Realized Gains......        --          --            --         --       (0.01)
   ----                                                                     -----
   Total Dividends and
         Distributions     (0.57)      (0.85)           --      (0.82)      (0.67)
   ----                    -----       -----                    -----       -----
Net Asset Value, End
 of Period............    $12.32      $11.84        $11.78     $10.89      $12.02
                          ======      ======        ======     ======      ======
Total Return..........      9.26%       8.12%         8.17%     (2.59)%      7.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $232,839    $166,658      $116,216   $125,067    $121,973
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%         0.51%      0.50%       0.51%
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.02%       5.73%/(b)/    7.47%      6.78%       6.41%
 Portfolio Turnover
  Rate................      63.3%      146.1%         81.5%      40.1%       26.7%

                            2002        2001          2000       1999        1998
                            ----        ----          ----       ----        ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $27.78      $30.72        $30.74     $37.19      $34.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.39        0.34          0.50       0.78        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.18)      (2.80)         0.13      (2.41)       3.94
                           -----       -----          ----      -----        ----
 Total From Investment
            Operations     (3.79)      (2.46)         0.63      (1.63)       4.65
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)      (0.34)        (0.50)     (0.80)      (0.71)
 Distributions from
  Realized Gains......        --       (0.14)        (0.15)     (4.02)      (1.36)
   ----                                -----         -----      -----       -----
   Total Dividends and
         Distributions     (0.39)      (0.48)        (0.65)     (4.82)      (2.07)
                           -----       -----         -----      -----       -----
Net Asset Value, End
 of Period............    $23.60      $27.78        $30.72     $30.74      $37.19
                          ======      ======        ======     ======      ======
Total Return..........    (13.66)%     (8.05)%        2.16%     (4.29)%     13.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $206,541    $254,484      $283,325   $367,927    $385,724
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%         0.60%      0.43%       0.44%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --            --         --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%       1.20%         1.54%      2.05%       2.07%
 Portfolio Turnover
  Rate................     142.6%       91.7%        141.8%      43.4%       22.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.29      $20.37      $23.89      $18.33      $16.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03        0.01        0.02       (0.01)       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (4.54)      (2.82)      (2.73)       7.17        2.99
                           -----       -----       -----        ----        ----
 Total From Investment
            Operations     (4.51)      (2.81)      (2.71)       7.16        3.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      (0.02)         --          --       (0.04)
 Distributions from
  Realized Gains......        --       (1.25)      (0.81)      (1.60)      (0.96)
   ----                                -----       -----       -----       -----
   Total Dividends and
         Distributions     (0.04)      (1.27)      (0.81)      (1.60)      (1.00)
                           -----       -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.74      $16.29      $20.37      $23.89      $18.33
                          ======      ======      ======      ======      ======
Total Return..........    (27.72)%    (14.86)%    (11.71)%     39.50%      18.95%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $219,044    $334,401    $383,139    $379,062    $224,058
 Ratio of Expenses to
  Average Net Assets..      0.77%       0.75%       0.73%       0.77%       0.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.19%       0.06%       0.08%      (0.08)%      0.22%
 Portfolio Turnover
  Rate................     138.8%       88.8%       69.1%       89.6%      155.6%

                            2002        2001        2000        1999        1998
                            ----        ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $11.58      $11.43      $10.26      $11.01      $10.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.43        0.51        0.69        0.71        0.60
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55        0.32        0.48       (0.74)       0.28
                            ----        ----        ----       -----        ----
 Total From Investment
            Operations      0.98        0.83        1.17       (0.03)       0.88
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)      (0.68)         --       (0.72)      (0.59)
 Distributions from
  Realized Gains......     (0.04)         --          --          --          --
   ----                    -----
   Total Dividends and
         Distributions     (0.56)      (0.68)         --       (0.72)      (0.59)
   ----                    -----       -----                   -----       -----
Net Asset Value, End
 of Period............    $12.00      $11.58      $11.43      $10.26      $11.01
                          ======      ======      ======      ======      ======
Total Return..........      8.80%       7.61%      11.40%      (0.29)%      8.27%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $342,001    $193,254    $127,038    $137,787    $141,317
 Ratio of Expenses to
  Average Net Assets..      0.47%       0.49%       0.51%       0.50%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.87%       5.63%       6.33%       6.16%       6.15%
 Portfolio Turnover
  Rate................      33.8%       45.9%        4.3%       19.7%       11.0%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $12.24      $16.43      $23.56      $20.46     $17.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02          --       (0.02)       0.14       0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.58)      (4.19)      (2.29)       3.20       3.45
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (3.56)      (4.19)      (2.31)       3.34       3.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --          --       (0.14)     (0.21)
 Distributions from
  Realized Gains......        --          --       (4.82)      (0.10)     (0.20)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions        --          --       (4.82)      (0.24)     (0.41)
   ----                                            -----       -----      -----
Net Asset Value, End
 of Period............     $8.68      $12.24      $16.43      $23.56     $20.46
                           =====      ======      ======      ======     ======
Total Return..........    (29.07)%    (25.50)%    (10.15)%     16.44%     21.36%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,079    $209,879    $294,762    $345,882   $259,828
 Ratio of Expenses to
  Average Net Assets..      0.61%       0.61%       0.60%       0.45%      0.48%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%       0.02%      (0.13)%      0.67%      1.25%
 Portfolio Turnover
  Rate................      27.3%       39.0%       83.5%       65.7%       9.0%

                            2002        2001        2000        1999       1998
                            ----        ----        ----        ----       ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $10.51      $13.90      $15.95      $14.51     $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10        0.09        0.10        0.48       0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.78)      (3.46)      (1.48)       3.14       1.11
                           -----       -----       -----        ----       ----
 Total From Investment
            Operations     (1.68)      (3.37)      (1.38)       3.62       1.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)      (0.02)      (0.08)      (0.47)     (0.25)
 Distributions from
  Realized Gains......        --          --       (0.59)      (1.71)     (0.51)
   ----                                            -----       -----      -----
   Total Dividends and
         Distributions     (0.05)      (0.02)      (0.67)      (2.18)     (0.76)
                           -----       -----       -----       -----      -----
Net Asset Value, End
 of Period............     $8.78      $10.51      $13.90      $15.95     $14.51
                           =====      ======      ======      ======     ======
Total Return..........    (16.07)%    (24.27)%     (8.34)%     25.93%      9.98%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $119,222    $145,848    $190,440    $197,235   $153,588
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.92%       0.90%       0.78%      0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%         --          --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%       0.78%       0.81%       3.11%      1.80%
 Portfolio Turnover
  Rate................      82.2%       84.3%       99.9%       65.5%      33.9%



/(a) /Expense ratio without fees paid indirectly.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001      2000/(D)/
                           ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.70)     (0.48)     (0.63)
                          -----      -----      -----
 Total From Investment
            Operations    (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)        --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.01)     (0.04)     (0.02)
                          -----      -----      -----
Net Asset Value, End
 of Period............    $8.24      $8.93      $9.37
                          =====      =====      =====
Total Return..........    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    147.7%     137.4%      44.0%/(f)/

                           2002       2001       2000          1999      1998/(G)/
                           ----       ----       ----          ----      ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..   $10.84     $13.87     $16.66         $9.00      $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08       0.04      (0.04)        (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.83)     (3.07)     (1.89)         8.41      (0.95)
                          -----      -----      -----          ----      -----
 Total From Investment
            Operations    (1.75)     (3.03)     (1.93)         8.39      (0.94)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --         --            --      (0.03)
 Distributions from
  Realized Gains......       --         --      (0.86)        (0.73)        --
  ----                                          -----         -----
   Total Dividends and
         Distributions    (0.03)        --      (0.86)        (0.73)     (0.03)
  ----                    -----                 -----         -----      -----
Net Asset Value, End
 of Period............    $9.06     $10.84     $13.87        $16.66      $9.00
                          =====     ======     ======        ======      =====
Total Return..........   (16.20)%   (21.85)%   (11.50)%       93.81%    (10.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,912    $43,674    $50,023       $40,040    $13,075
 Ratio of Expenses to
  Average Net Assets..     1.31%      1.41%      1.44%         1.32%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.32%        --         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.77%      0.32%     (0.26)%       (0.28)%     0.24%/(f)/
 Portfolio Turnover
  Rate................     73.6%     123.8%     292.7%        241.2%      60.3%/(f)/



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses. The waiver was increased on May 1, 2002.
/(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. International SmallCap Account recognized $.02 net investment income per share and incurred an unrealized loss of $.05 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2002/(C)/
                          ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.57)
                          -----
 Total From Investment
            Operations    (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
                          -----
   Total Dividends and
         Distributions    (0.02)
                          -----
Net Asset Value, End
 of Period............    $8.43
                          =====
Total Return..........   (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,927
 Ratio of Expenses to
  Average Net Assets..     1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%/(e)/
 Portfolio Turnover
  Rate................     49.1%/(e)/

                           2002          2001      2000/(F)/
                           ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.79)        (2.31)     (2.22)
                          -----         -----      -----
 Total From Investment
            Operations    (1.81)        (2.34)     (2.22)
                          -----         -----      -----
Net Asset Value, End
 of Period............    $3.63         $5.44      $7.78
                          =====         =====      =====
Total Return..........   (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................    183.8%        121.2%     217.6%/(e)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002           2001       2000      1999/(F)/
                           ----           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..    $8.29          $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.08           0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.94)         (1.23)     (1.14)      0.97
                          -----          -----      -----       ----
 Total From Investment
            Operations    (1.86)         (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)         (0.08)     (0.10)     (0.07)
 Distributions from
  Realized Gains......       --             --      (0.05)     (0.08)
  ----                                              -----      -----
   Total Dividends and
         Distributions    (0.08)         (0.08)     (0.15)     (0.15)
                          -----          -----      -----      -----
Net Asset Value, End
 of Period............    $6.35          $8.29      $9.52     $10.71
                          =====          =====      =====     ======
Total Return..........   (22.44)%       (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,949        $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..     0.39%          0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...       --           0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.22%          1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................     15.1%          10.8%      11.0%       3.8%/(e)/

                          2002/(C)/
                          ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.48)
                          -----
 Total From Investment
            Operations    (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............    $8.52
                          =====
Total Return..........   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,186
 Ratio of Expenses to
  Average Net Assets..     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.79%/(e)/
 Portfolio Turnover
  Rate................      5.9%/(e)/



/(a) /Expense ratio without the Manager's voluntary waiver of certain expenses. /(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000       1999       1998
                            ----        ----        ----       ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $32.09      $34.47      $36.90     $34.37     $35.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.30        0.24        0.10       0.12       0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (3.08)      (1.50)       4.76       4.20       0.94
                           -----       -----        ----       ----       ----
 Total From Investment
            Operations     (2.78)      (1.26)       4.86       4.32       1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)      (0.24)      (0.10)     (0.12)     (0.22)
 Distributions from
  Realized Gains......     (0.47)      (0.88)      (7.19)     (1.67)     (2.04)
                           -----       -----       -----      -----      -----
   Total Dividends and
         Distributions     (0.77)      (1.12)      (7.29)     (1.79)     (2.26)
                           -----       -----       -----      -----      -----
Net Asset Value, End
 of Period............    $28.54      $32.09      $34.47     $36.90     $34.37
                          ======      ======      ======     ======     ======
Total Return..........     (8.75)%     (3.71)%     14.59%     13.04%      3.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,986    $278,707    $286,681   $262,350   $259,470
 Ratio of Expenses to
  Average Net Assets..      0.62%       0.62%       0.62%      0.61%      0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.62%         --          --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.98%       0.77%       0.28%      0.32%      0.63%
 Portfolio Turnover
  Rate................      67.9%       73.6%      139.6%      79.6%      26.9%

                            2002        2001        2000       1999      1998/(C)/
                            ----        ----        ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.49      $10.46      $10.66      $9.65      $9.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.04)      (0.05)       0.02       0.02      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (2.19)      (1.68)       0.77       1.01      (0.28)
                           -----       -----        ----       ----      -----
 Total From Investment
            Operations     (2.23)      (1.73)       0.79       1.03      (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          --       (0.02)     (0.02)        --
 Distributions from
  Realized Gains......        --       (0.24)      (0.97)        --         --
   ----                                -----       -----
   Total Dividends and
         Distributions        --       (0.24)      (0.99)     (0.02)        --
   ----                                -----       -----      -----
Net Asset Value, End
 of Period............     $6.26       $8.49      $10.46     $10.66      $9.65
                           =====       =====      ======     ======      =====
Total Return..........    (26.27)%    (16.92)%      8.10%     10.67%     (3.40)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,934     $27,838     $25,924    $14,264     $8,534
 Ratio of Expenses to
  Average Net Assets..      0.91%       0.97%       0.96%      0.96%      1.27%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.92%         --        1.01%      1.09%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%     (0.66)%      0.27%      0.26%     (0.14)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       55.2%      161.9%      74.1%      91.9%/(e)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(c) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. MidCap Growth Account recognized $.01 net investment income per share and incurred an unrealized loss of $.07 per share from April 23, 1998 through April 30, 1998.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2002        2001        2000      1999/(B)/
                            ----        ----        ----      ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $11.68      $12.57      $11.11     $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --        0.01          --       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (1.16)      (0.35)       3.12       1.24
                           -----       -----        ----       ----
 Total From Investment
            Operations     (1.16)      (0.34)       3.12       1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.01)         --      (0.02)
 Distributions from
  Realized Gains......     (0.04)      (0.54)      (1.66)     (0.22)
                           -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.04)      (0.55)      (1.66)     (0.24)
                           -----       -----       -----      -----
Net Asset Value, End
 of Period............    $10.48      $11.68      $12.57     $11.11
                          ======      ======      ======     ======
Total Return..........     (9.96)%     (2.58)%     31.05%     10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,766     $11,778      $7,739     $5,756
 Ratio of Expenses to
  Average Net Assets..      1.04%       1.36%       1.20%      1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      1.10%         --        1.29%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.03%       0.12%       0.02%      0.30%/(d)/
 Portfolio Turnover
  Rate................      75.3%      208.8%      233.2%     154.0%/(d)/

                            2002        2001        2000       1999         1998
                            ----        ----        ----       ----         ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000      $1.000      $1.000     $1.000       $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.014       0.039       0.059      0.048        0.051
                           -----       -----       -----      -----        -----
 Total From Investment
            Operations     0.014       0.039       0.059      0.048        0.051
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
   Total Dividends and
         Distributions    (0.014)     (0.039)     (0.059)    (0.048)      (0.051)
                          ------      ------      ------     ------       ------
Net Asset Value, End
 of Period............    $1.000      $1.000      $1.000     $1.000       $1.000
                          ======      ======      ======     ======       ======
Total Return..........      1.42%       3.92%       6.07%      4.84%        5.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $201,455    $180,923    $114,710   $120,924      $83,263
 Ratio of Expenses to
  Average Net Assets..      0.49%       0.50%       0.52%      0.52%        0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.40%       3.70%       5.88%      4.79%        5.06%



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(B)/
                           ----       ----       ----       ----      ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..   $10.77     $10.29      $8.20      $9.07     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.35       0.42       0.44       0.43       0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.48       0.47       2.09      (0.85)     (0.97)
                           ----       ----       ----      -----      -----
 Total From Investment
            Operations     0.83       0.89       2.53      (0.42)     (0.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)     (0.41)     (0.44)     (0.45)     (0.29)
 Distributions from
  Realized Gains......    (0.01)        --         --         --         --
  ----                    -----
   Total Dividends and
         Distributions    (0.36)     (0.41)     (0.44)     (0.45)     (0.29)
                          -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............   $11.24     $10.77     $10.29      $8.20      $9.07
                         ======     ======     ======      =====      =====
Total Return..........     7.72%      8.75%     30.97%     (4.48)%    (6.56)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,358    $22,457    $17,261    $10,560    $10,909
 Ratio of Expenses to
  Average Net Assets..     0.92%      0.92%      0.99%      0.99%      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.99%      4.55%      5.29%      4.92%      5.40%/(d)/
 Portfolio Turnover
  Rate................     54.4%      92.4%      44.7%     101.9%       5.6%/(d)/

                           2002       2001       2000       1999      1998/(E)/
                           ----       ----       ----       ----      ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $8.03      $7.83     $10.74      $8.21     $10.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.03         --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (2.20)      0.20      (1.24)      3.52      (2.06)
                          -----       ----      -----       ----      -----
 Total From Investment
            Operations    (2.19)      0.20      (1.21)      3.52      (2.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.02)        --         --
 Distributions from
  Realized Gains......       --         --      (1.68)     (0.99)        --
  ----                                          -----      -----
   Total Dividends and
         Distributions    (0.01)        --      (1.70)     (0.99)        --
  ----                    -----                 -----      -----
Net Asset Value, End
 of Period............    $5.83      $8.03      $7.83     $10.74      $8.21
                          =====      =====      =====     ======      =====
Total Return..........   (27.33)%     2.55%    (11.73)%    43.58%    (20.51)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,201    $36,493    $30,006    $26,110    $12,094
 Ratio of Expenses to
  Average Net Assets..     0.97%      1.00%      0.90%      0.91%      0.98%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.97%        --       0.00%      0.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%     (0.06)%     0.28%      0.05%     (0.05)%/(d)/
 Portfolio Turnover
  Rate................    215.5%     154.5%     135.4%     111.1%      45.2%/(d)/



/(a) /Expense ratio without fees paid indirectly.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Real Estate Account recognized $.01 net investment income per share from April 23, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Account incurred an unrealized gain of $.27 per share from April 9, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000       1999      1998/(B)/
                           ----       ----       ----       ----      ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..   $10.60     $15.59     $19.56     $10.10      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.05      (0.10)     (0.08)     (0.05)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (4.91)     (4.89)     (2.67)      9.70       0.30
                          -----      -----      -----       ----       ----
 Total From Investment
            Operations    (4.86)     (4.99)     (2.75)      9.65       0.26
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --      (1.22)     (0.19)        --
 -----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (1.22)     (0.19)        --
 -----                                          -----      -----
Net Asset Value, End
 of Period............    $5.74     $10.60     $15.59     $19.56     $10.10
                          =====     ======     ======     ======     ======
Total Return..........   (45.85)%   (32.01)%   (13.91)%    95.69%      2.96%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,754    $55,966    $68,421    $39,675     $8,463
 Ratio of Expenses to
  Average Net Assets..     0.95%      1.05%      1.02%      1.05%      1.31%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.06%        --       1.02%      1.07%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.68)%    (0.92)%    (0.49)%    (0.61)%    (0.80)%/(d)/
 Portfolio Turnover
  Rate................    287.9%     152.2%      90.8%      98.0%     166.5%/(d)/

                           2002       2001       2000       1999      1998/(E)/
                           ----       ----       ----       ----      ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $11.37     $11.26     $10.06      $8.34      $9.84
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06       0.09       0.13       0.06       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.07)      0.60       2.17       1.72      (1.50)
                          -----       ----       ----       ----      -----
 Total From Investment
            Operations    (1.01)      0.69       2.30       1.78      (1.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.09)     (0.12)     (0.06)     (0.03)
 Distributions from
  Realized Gains......       --      (0.49)     (0.98)        --         --
 -----                               -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.58)     (1.10)     (0.06)     (0.03)
                          -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............   $10.30     $11.37     $11.26     $10.06      $8.34
                         ======     ======     ======     ======      =====
Total Return..........    (8.86)%     6.25%     23.87%     21.45%    (15.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,217    $30,888    $17,358    $11,080     $6,895
 Ratio of Expenses to
  Average Net Assets..     1.28%      1.24%      1.16%      1.16%      1.56%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.29%        --       1.34%      1.44%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.68%      0.95%      1.31%      0.82%      0.73%/(d)/
 Portfolio Turnover
  Rate................     77.4%      67.8%     133.0%      89.7%      53.4%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary waiver of certain expenses.  The waiver ceased on January 1, 2001.
/(b) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Growth Account incurred an unrealized loss of $.16 per share from April 2, 1998 through April 30, 1998.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. SmallCap Value Account recognized $.01 net investment income per share and incurred an unrealized loss of $.17 per share from April 16, 1998 through April 30, 1998.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2002       2001       2000      1999     1998/(A)/
                           ----       ----       ----      ----     ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $8.73     $12.43     $10.90    $10.93     $9.61
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37       0.25       0.24      0.23      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (1.47)     (3.70)      1.81      0.02      1.35
                          -----      -----       ----      ----      ----
 Total From Investment
            Operations    (1.10)     (3.45)      2.05      0.25      1.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)     (0.25)     (0.24)    (0.23)    (0.18)
 Distributions from
  Realized Gains......       --         --      (0.28)    (0.05)       --
  ----                                          -----     -----
   Total Dividends and
         Distributions    (0.37)     (0.25)     (0.52)    (0.28)    (0.18)
                          -----      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $7.26      $8.73     $12.43    $10.90    $10.93
                          =====      =====     ======    ======    ======
Total Return..........   (12.61)%   (27.70)%    19.18%     2.29%    15.36%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,079    $33,802    $43,725   $30,684   $18,298
 Ratio of Expenses to
  Average Net Assets..     0.62%      0.62%      0.63%     0.64%     0.69%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.40%      2.22%      2.32%     2.52%     2.93%/(c)/
 Portfolio Turnover
  Rate................     66.4%     104.2%     146.7%     23.0%      9.5%/(c)/



/(a) /Period from May 1, 1998, date shares first offered, through December 31,
  1998. Utilities Account recognized $.04 net investment income per share and incurred an unrealized loss of $.43 per share from April 2, 1998 through April 30, 1998.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

ADDITIONAL INFORMATION


Additional information about the Fund's is available in the Statement of Additional Information dated May 1, 2003 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders.The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share .


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944